                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-9116
                                                      --------

                             Van Wagoner Funds, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               435 Pacific Avenue
                                    Suite 400
                             San Francisco, CA 94133
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Garrett Van Wagoner
                               435 Pacific Avenue
                                    Suite 400
                             San Francisco, CA 94133
          -------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 415-835-5000
                                                            ------------

                   Date of fiscal year end: December 31, 2003
                                            -----------------

                   Date of reporting period: December 31, 2003
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

ANNUAL REPORT
DECEMBER 31, 2003


SMALL-CAP GROWTH FUND

EMERGING GROWTH FUND

GROWTH OPPORTUNITIES FUND


[VAN WAGONER FUNDS LOGO]

               THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF VAN WAGONER FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE FUNDS. THE PROSPECTUS GIVES DETAILS ABOUT CHARGES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE FUNDS. READ THE PROSPECTUS CAREFULLY.

VAN WAGONER FUNDS ANNUAL REPORT

DEAR FELLOW SHAREHOLDERS:                                      FEBRUARY 20, 2004

2003 has certainly been a very eventful year - and one full of contradictions. During the first quarter we entered into a war with Iraq. And the U.S. equity markets responded by rallying strongly. The strength of that initial rally was short lived as the markets saw that the war would not come to a quick resolution as we had hoped. In hindsight, the first quarter did mark the turnaround of the three-year bear market. The Nasdaq Composite Index finished the year up an impressive 50.77%.

In the second quarter and third quarters, we began to see positive economic news reported for the first time in a long time. The housing market remained extremely robust with the help of historically low interest rates. Strong growth in incomes, aided by the tax cut, monetary and fiscal stimulus coupled with low inflation slightly boosted consumer spending during the year. Inflation still remains very low with consumer prices rising only about 2% so far this year. In November, the U.S. manufacturing sector gained strength, reporting its highest level in more than nine years. Corporate profits are up and the third quarter GDP growth rate was revised upward to 8.2% - the fastest growth rate in nearly twenty years.

On the flip side, one of the most important indicators of an economic recovery, business confidence, has remained cautious throughout the year. Capital spending is slowly increasing with investment in equipment and software on the rise. Of course, business spending directly impacts employment. The good news is that initial and continuing jobless claims have decreased throughout the year, with recent reports showing claims dropped to their lowest level since February 2001. But investors remain worried about the current employment situation in the U.S.
- with good reason. Some economists have pointed out that the jobless economic growth we're seeing is a historical anomaly. In the past, significant increases in productivity have been accompanied by rising employment rates. Given the strength of recent GDP growth, we should see growing companies hiring considerably more workers. Instead we are seeing companies gaining more productivity from the same employment base. This is not a formula that sustains long-term economic growth.

Despite the conflicting economic news, stocks have continued to move higher throughout the year, led by smaller companies - specifically those companies in the technology sector. Remember that the technology sector also received the worst of the bear market when their stock prices were decimated. After the technology boom of the late 1990's, technology was an area that companies felt they could cut back spending on during the rough times. But, over time, computer equipment gets old and software gets outdated and needs to be upgraded. We're now seeing increased business investment in the technology sector, as companies need to update their systems.

Although the Funds have been invested for growth throughout this market cycle, they were more defensively positioned earlier in the year. As the summer came to a close, we moved money from the healthcare, restaurant and consumer sectors - more defensive industries - into more technology stocks, including telecommunications.

Earlier in the year, we were also invested in select Internet related names. These stocks performed very well during the year. As we entered the fourth quarter, we started trimming back some of those positions and took some profits from some stocks that we had done well with. We think the software industry will continue to be hit and miss so we are selectively researching and investing where we see opportunity for growth. We believe the telecommunications sector will perform well over the next year. We are seeing a new cycle start and want to

vanwagoner.com
be invested. We have had some investment in the sector during the year and have continued to add to our positions by buying a number of holdings at attractive prices.

All of the Van Wagoner Funds were positioned for growth throughout the year with holdings in the consumer, healthcare and technology industries. Although each Fund's weightings were different in each of these sectors, the main differences among the Funds are the sizes of the market capitalization of the holdings and the maturity of the company's products and market position. Also, the Growth Opportunities Fund commenced operation on March 1, 2003.

The Small-Cap Growth Fund was the most diversified Fund during the year with holdings in consumer cyclicals, restaurants, retail and healthcare services. As we approached the summer the Fund reduced its holdings in consumer names, and picked up holdings in a variety of technologies with emphasis in the telecommunications equipment and services areas. The Fund also increased its exposure to the enterprise software industry along with select semiconductor holdings. The result was more exposure for the portfolio to a return of capital spending on technology goods and services. Throughout the year, we did have exposure to a number of smaller Internet related names, but took profits in the fall and continued to build our other technology holdings.

The Growth Opportunities Fund also became more focused in the telecommunications sector in the fall, but the proceeds for these investments came from some consumer exposure in addition to some of the Internet bell weather names such as eBay(1) and Yahoo(2). In addition, we reduced our healthcare exposure in favor of several mid-cap growth names in the software arena. We also reduced our exposure to the semiconductor capital equipment area, in favor of semiconductors used in the telecommunications area.

The Emerging Growth Fund had the largest technology holdings during the year but did have some representation in the consumer area, with healthcare exposure in both the biotechnology as well as healthcare products and services area. The Fund also increased its ownership in the telecommunications area with proceeds coming from healthcare, Internet and selective software names where we reduced some larger positions.

All three of the Funds took the same path during the year, with a fairly cautious approach early in the year and a more positive opinion on the prospects for a revival in technology and telecommunications spending during 2004. As we enter the New Year, these portfolio changes have helped, and we think that with a little tweaking during the first several months, these sectors should see positive spending trends and improved levels of business during the first half of the year. We will be constantly monitoring these trends, and if we believe there is meaningful interruption in the strengthening of business we will reconsider our positions.

America has always relied on innovations in technology for advancement. We continue to believe that this entrepreneurial spirit will drive our economy. We will continue to research and invest in those companies we believe have the best prospects for growth. We are working hard and looking forward to a strong 2004. Thank you for your continued support of the Van Wagoner Funds.

Sincerely,

/s/ Garrett R. Van Wagoner

Garrett R. Van Wagoner

----------
(1) eBay, Inc. represents 1.33% of the Van Wagoner Growth Opportunities Fund as of 12/31/03.

(2) Yahoo!, Inc. represents 1.55% of the Van Wagoner Growth Opportunities Fund as of 12/31/03.

1-800-228-2121

VAN WAGONER FUNDS PERFORMANCE

Small-Cap Growth Fund

  TOTAL RETURN For the Periods ended 12/31/03

     ONE YEAR  FIVE YEAR  AVERAGE ANNUAL SINCE INCEPTION
      37.47%     4.35%               4.28%

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost. Investments made in small capitalization companies involves additional risks including greater volatility and less liquidity.

The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. Indexes are unmanaged and investors cannot invest in them.

[CHART]

                   Growth of a Hypothetical $10,000 Investment

            SMALL-CAP GROWTH FUND  S&P SMALLCAP 600 INDEX
  12/31/95       $ 10,000               $ 10,000
  12/31/96       $ 12,450               $ 12,130
  12/31/97       $  9,990               $ 15,233
  12/31/98       $ 11,300               $ 15,032
  12/31/99       $ 34,790               $ 16,897
12/31/2000       $ 28,447               $ 18,893
12/31/2001       $ 16,857               $ 20,129
12/31/2002       $ 10,169               $ 17,185
12/31/2003       $ 13,979               $ 23,849

Emerging Growth Fund

  TOTAL RETURN For the periods ended 12/31/03

     ONE YEAR  FIVE YEAR  AVERAGE ANNUAL SINCE INCEPTION
      47.22%     (8.24)%             (4.14)%

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost. Investments made in small-cap and mid-cap companies which may be in their developmental stage or undergoing significant changes may be subject to greater business risks and more volatility.

The Nasdaq Composite Index is a broad based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks. Indexes are unmanaged and investors cannot invest in them.

[CHART]

                   Growth of a Hypothetical $10,000 Investment

            EMERGING GROWTH FUND  NASDAQ COMPOSITE INDEX
  12/31/95       $ 10,000               $ 10,000
  12/31/96       $ 12,690               $ 12,303
  12/31/97       $ 10,150               $ 15,028
  12/31/98       $ 10,960               $ 21,068
  12/31/99       $ 42,870               $ 39,213
12/31/2000       $ 33,910               $ 23,850
12/31/2001       $ 13,665               $ 18,890
12/31/2002       $  4,843               $ 12,990
12/31/2003       $  7,129               $ 19,585

Growth Opportunities Fund

 TOTAL RETURN For the period ended 12/31/03

                         SINCE INCEPTION(NOT ANNUALIZED)
                                     54.01%

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 3/1/03 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost. The growth companies in which the Fund invests may be developing or changing. These companies are more sensitive to changes in economic conditions and may be subject to greater volatility.

The S&P MidCap 400 Index is an index of mid-capitalization U.S. stocks. The Index measures the performance of the mid-size company segment of the U.S. market. Indexes are unmanaged and investors cannot invest in them.

[CHART]

                   Growth of a Hypothetical $10,000 Investment

            GROWTH OPPORTUNITIES FUND  S&P MIDCAP 400 INDEX
  3/1/2003          $ 10,000                $ 10,000
 3/31/2003          $  9,850                $ 10,084
 6/30/2003          $ 12,170                $ 11,861
 9/30/2003          $ 13,520                $ 12,632
12/31/2003          $ 15,401                $ 14,298

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER SMALL-CAP GROWTH FUND DECEMBER 31, 2003

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 97.06%
                APPLICATIONS SOFTWARE 2.55%
       30,000   Authentidate Holding Corp.*                      $       357,000
       25,000   PDF Solutions, Inc.*                                     372,500
       15,000   Retalix Ltd.*                                            347,850
                                                                 ---------------
                                                                       1,077,350
                                                                 ---------------

                BATTERIES/BATTERY SYSTEMS 1.50%
       15,000   Wilson Greatbatch
                  Technologies, Inc.*                                    634,050
                                                                 ---------------

                CASINO HOTELS 1.11%
       12,500   MGM MIRAGE*                                              470,125
                                                                 ---------------

                CHEMICALS - SPECIALTY 0.97%
       20,000   Symyx Technologies, Inc.*                                411,000
                                                                 ---------------

                COMMUNICATIONS
                SOFTWARE 1.00%
       27,500   SeaChange International, Inc.*                           423,500
                                                                 ---------------

                COMPUTER AIDED DESIGN 0.73%
       30,000   Aspen Technology, Inc.*                                  307,800
                                                                 ---------------

                COMPUTER SERVICES 0.60%
       50,000   LivePerson, Inc.*                                        253,950
                                                                 ---------------

                COMPUTER SOFTWARE 0.51%
       17,500   ILOG S.A.*                                               215,250
                                                                 ---------------

                COMPUTER SOFTWARE -
                ENTERPRISE 0.12%
       28,010   Authoria, Inc., Series C*++                               49,578
                                                                 ---------------

                COMPUTERS - INTEGRATED
                SYSTEMS 0.88%
      200,000   NetWolves Corp.*                                         372,400
                                                                 ---------------

                COMPUTERS - MEMORY
                DEVICES 1.56%
        3,418   DataCore Software Corp.,
                  Series C*++                                                 98
       60,000   Silicon Storage Technology, Inc.*                        660,000
                                                                 ---------------
                                                                         660,098
                                                                 ---------------

                COMPUTERS - PERIPHERAL
                EQUIPMENT 4.00%
       15,000   Printronix, Inc.*                                $       263,385
       20,000   Rimage Corp.*                                            316,620
       50,000   Synaptics, Inc.*                                         749,000
       15,000   TransAct Technologies, Inc.*                             363,000
                                                                 ---------------
                                                                       1,692,005
                                                                 ---------------

                COMPUTERS - VOICE
                RECOGNITION 1.12%
       40,000   Intervoice, Inc.*                                        474,800
                                                                 ---------------

                DATA PROCESSING/
                MANAGEMENT 0.71%
       25,000   Infocrossing, Inc.*                                      299,250
                                                                 ---------------

                DECISION SUPPORT
                SOFTWARE 1.98%
       30,000   NetIQ Corp.*                                             397,500
       50,000   Wind River Systems, Inc.*                                438,000
                                                                 ---------------
                                                                         835,500
                                                                 ---------------

                DISTRIBUTION/WHOLESALE 0.30%
       10,000   NuCo2, Inc.*                                             126,700
                                                                 ---------------

                E-COMMERCE/BUSINESS-
                TO-BUSINESS 3.54%
      500,000   i2 Technologies, Inc.*                                   830,000
      100,000   Onvia.com, Inc.*                                         464,000
       25,000   QRS Corp.*                                               203,000
                                                                 ---------------
                                                                       1,497,000
                                                                 ---------------

                ELECTRONIC COMPONENTS -
                MISCELLANEOUS 1.29%
       60,000   California Micro Devices Corp.*                          547,800
                                                                 ---------------

                ELECTRONIC COMPONENTS -
                SEMICONDUCTORS 7.21%
       40,000   ATI Technologies, Inc.*                                  604,800
       65,000   Caliper Technologies Corp.*                              427,700
       75,000   EMCORE Corp.*                                            353,250
       20,000   Integrated Silicon Solution, Inc.*                       313,400
       80,000   Mindspeed Technologies, Inc.*                            548,000
       10,000   Semtech Corp.*                                           227,300
      250,000   TranSwitch Corp.*                                        575,000
                                                                 ---------------
                                                                       3,049,450
                                                                 ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                ELECTRONIC DESIGN
                AUTOMATION 0.74%
       40,000   Synplicity, Inc.*                                $       313,200
                                                                 ---------------

                ELECTRONICS - SEMICONDUCTOR
                MANUFACTURING 0.00%
      225,000   SandCraft, Inc., Series B*++                                  97
                                                                 ---------------

                E-MARKETING/INFORMATION 2.40%
       65,000   E.piphany, Inc.*                                         468,650
       60,000   ValueClick, Inc.*                                        544,800
                                                                 ---------------
                                                                       1,013,450
                                                                 ---------------

                ENTERPRISE SOFTWARE/
                SERVICES 6.70%
       65,000   American Software, Inc.*                                 465,335
       60,000   Epicor Software Corp.*                                   765,600
       60,000   Lawson Software, Inc.*                                   493,800
       10,000   MicroStrategy, Inc.*                                     524,800
       15,000   Mobius Management
                  Systems, Inc.*                                         189,750
       75,000   NetManage, Inc.*                                         395,250
                                                                 ---------------
                                                                       2,834,535
                                                                 ---------------

                E-SERVICES/CONSULTING 1.47%
       25,000   Digital Insight Corp.*                                   622,500
                                                                 ---------------

                FILTRATION/SEPARATION
                PRODUCTS 1.17%
       75,000   Flanders Corp.*                                          493,500
                                                                 ---------------

                HEART MONITORS 1.18%
      125,000   Cardiac Science, Inc.*                                   498,750
                                                                 ---------------

                HOTELS & MOTELS 1.14%
       75,000   La Quinta Corp.*                                         480,750
                                                                 ---------------

                INSTRUMENTS - CONTROLS 1.43%
       15,000   Photon Dynamics, Inc.*                                   603,600
                                                                 ---------------

                INTERNET APPLICATION
                SOFTWARE 1.98%
      100,000   Tumbleweed
                  Communications Corp.*                                  838,000
                                                                 ---------------

                INTERNET CONNECTIVITY
                SERVICES 1.28%
      150,000   Covad Communications
                  Group, Inc.*                                   $       540,000
                                                                 ---------------

                INTERNET CONTENT -
                INFORMATION/NEWS 0.98%
       50,000   Harris Interactive, Inc.*                                415,000
                                                                 ---------------

                INTERNET INFRASTRUCTURE
                EQUIPMENT 1.90%
       55,000   Netopia, Inc.*                                           801,900
                                                                 ---------------

                INTERNET INFRASTRUCTURE
                SOFTWARE 6.27%
       65,000   Akamai Technologies, Inc.*                               698,750
       20,000   Captiva Software Corp.*                                  253,200
       15,000   F5 Networks, Inc.*                                       376,500
      115,000   Plumtree Software, Inc.*                                 540,500
       50,000   Quovadx, Inc.*                                           245,000
      125,000   SeeBeyond Technology Corp.*                              536,250
                                                                 ---------------
                                                                       2,650,200
                                                                 ---------------

                INTERNET SECURITY 1.59%
       37,500   Secure Computing Corp.*                                  671,625
                                                                 ---------------

                MEDICAL - BIOMEDICAL/
                GENETICS 0.39%
       59,800   Athersys, Inc., Series A*++                              110,989
       28,944   Athersys, Inc., Series F*++                               53,720
                                                                 ---------------
                                                                         164,709
                                                                 ---------------

                MEDICAL PRODUCTS 2.18%
       50,000   Osteotech, Inc.*                                         440,000
       75,000   Sonic Innovations, Inc.*                                 483,750
                                                                 ---------------
                                                                         923,750
                                                                 ---------------

                NETWORKING PRODUCTS 1.38%
       50,000   Ixia*                                                    585,000
                                                                 ---------------

                PATIENT MONITORING
                EQUIPMENT 1.62%
       60,000   Aspect Medical Systems, Inc.*                            684,600
                                                                 ---------------

                RESPIRATORY PRODUCTS 0.98%
       10,000   ResMed, Inc.*                                            415,400
                                                                 ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                RETAIL - APPAREL/SHOES 1.05%
       25,000   Shoe Carnival, Inc.*                             $       445,000
                                                                 ---------------

                RETAIL - PET FOOD &
                SUPPLIES 1.08%
       15,000   PETCO Animal Supplies, Inc.*                             456,750
                                                                 ---------------

                SEMICONDUCTOR COMPONENTS -
                INTEGRATED CIRCUITS 1.98%
       20,000   Genesis Microchip, Inc.*                                 360,800
       40,000   hi/fn, Inc.*                                             476,000
                                                                 ---------------
                                                                         836,800
                                                                 ---------------

                SEMICONDUCTOR
                EQUIPMENT 3.74%
       40,000   Credence Systems Corp.*                                  526,400
       35,000   Mykrolis Corp.*                                          562,800
       20,000   Rudolph Technologies, Inc.*                              490,800
                                                                 ---------------
                                                                       1,580,000
                                                                 ---------------

                TELECOMMUNICATION
                EQUIPMENT 5.99%
       50,000   Anaren, Inc.*                                            706,000
       80,000   AudioCodes Ltd.*                                         835,200
       65,000   Cosine Communications, Inc.*                             479,700
      125,000   Sunrise Telecom, Inc.*                                   437,500
      143,028   Turin Networks, Inc., Series C*++                          8,782
    1,097,640   Turin Networks, Inc., Series D*++                         67,395
                                                                 ---------------
                                                                       2,534,577
                                                                 ---------------

                TELECOMMUNICATION
                EQUIPMENT - FIBER OPTICS 2.64%
       75,000   Avanex Corp.*                                            374,250
      115,000   Exfo Electro-Optical
                  Engineering, Inc.*                                     431,250
      100,000   Finisar Corp.*                                           313,000
                                                                 ---------------
                                                                       1,118,500
                                                                 ---------------

                TELECOMMUNICATION
                SERVICES 1.49%
       15,000   Intrado, Inc.*                                           329,250
       75,000   T-NETIX, Inc.*                                           300,000
                                                                 ---------------
                                                                         629,250
                                                                 ---------------

                TELEPHONE - INTEGRATED 2.13%
       50,000   Primus Telecommunications
                  Group, Inc.*                                   $       509,000
       50,000   US LEC Corp.*                                            394,000
                                                                 ---------------
                                                                         903,000
                                                                 ---------------

                THERAPEUTICS 0.81%
       15,000   United Therapeutics Corp.*                               344,250
                                                                 ---------------

                WEB PORTALS/ISP 1.06%
       15,000   Sohu.com, Inc.*                                          450,150
                                                                 ---------------

                WIRELESS EQUIPMENT 6.63%
       50,000   Alvarion Ltd.*                                           577,500
       75,000   Carrier Access Corp.*                                    939,000
      115,000   Ceragon Networks Ltd.*                                   807,300
       12,500   EMS Technologies, Inc.*                                  256,750
       37,500   Novatel Wireless, Inc.*                                  224,625
                                                                 ---------------
                                                                       2,805,175
                                                                 ---------------

                TOTAL COMMON AND
                PREFERRED STOCKS
                (Cost $37,317,955)                                    41,051,624
                                                                 ---------------

SHORT-TERM INVESTMENT 1.49%

                PNC Bank Money Market Account                            632,327
                                                                 ---------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $632,327)                                          632,327
                                                                 ---------------

                TOTAL INVESTMENTS 98.55%
                (Cost $37,950,282)                                    41,683,951

                Other Assets in
                Excess of Liabilities 1.45%                              611,901
                                                                 ---------------
 NET ASSETS 100.00%                                              $    42,295,852
                                                                 ===============

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VAN WAGONER SMALL-CAP GROWTH FUND DECEMBER 31, 2003

NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing

++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2003, the value of the Fund's restricted securities was $290,659 or 0.69% of net assets.

SECURITY DESCRIPTION                DATE(S) OF ACQUISITION   NUMBER OF SHARES      COST
-------------------------------------------------------------------------------------------
Athersys, Inc., Series A                  October 00                59,800      $ 747,500
Athersys, Inc., Series F                   March 00                 28,944        347,328
Authoria, Inc., Series C                    May 00                  28,010        218,758
DataCore Software Corp., Series C           May 00                   3,418         23,542
SandCraft, Inc., Series B                 October 99               225,000        555,750
Turin Networks, Inc., Series C             July 00                 143,028        600,002
Turin Networks, Inc., Series D           December 01             1,097,640        812,254

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER EMERGING GROWTH FUND DECEMBER 31, 2003

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 97.91%

                APPLICATIONS SOFTWARE 6.49%
      800,000   Actuate Corp.*                                   $     2,488,000
      350,000   Embarcadero Technologies, Inc.*                        5,582,500
                                                                 ---------------
                                                                       8,070,500
                                                                 ---------------

                CASINO HOTELS 1.08%
       30,000   Mandalay Resort Group                                  1,341,600
                                                                 ---------------

                CASINO SERVICES 0.99%
       50,000   Alliance Gaming Corp.*                                 1,232,500
                                                                 ---------------

                CELLULAR
                TELECOMMUNICATIONS 2.35%
       25,000   Millicom International
                  Cellular S.A.*                                       1,747,500
      150,000   Partner Communications
                  Company Ltd.*                                        1,176,000

                                                                 ---------------
                                                                       2,923,500
                                                                 ---------------

                COMMERCIAL SERVICES 3.27%
      150,000   Quanta Services, Inc.*                                 1,095,000
      200,000   Wireless Facilities, Inc.*                             2,972,000
                                                                 ---------------
                                                                       4,067,000
                                                                 ---------------

                COMPUTER AIDED DESIGN 0.57%
       75,000   MSC.Software Corp.*                                      708,750
                                                                 ---------------

                COMPUTER SERVICES 1.11%
       50,000   Manhattan Associates, Inc.*                            1,382,000
                                                                 ---------------

                COMPUTERS - MEMORY
                DEVICES 3.48%
       14,905   DataCore Software Corp.,
                  Series C*++                                                428
      100,000   Overland Storage, Inc.*                                1,880,000
       40,000   SanDisk Corp.*                                         2,445,600
                                                                 ---------------
                                                                       4,326,028
                                                                 ---------------

                DIAGNOSTIC EQUIPMENT 0.57%
       35,000   Therasense, Inc.*                                        710,500
                                                                 ---------------

                E-COMMERCE/BUSINESS-
                TO-BUSINESS 1.67%
    1,250,000   i2 Technologies, Inc.*                           $     2,075,000
                                                                 ---------------

                ELECTRONIC COMPONENTS -
                MISCELLANEOUS 1.51%
       40,000   Jabil Circuit, Inc.*                                   1,132,000
      775,000   StockerYale, Inc.*                                       751,750
                                                                 ---------------
                                                                       1,883,750
                                                                 ---------------

                ELECTRONIC COMPONENTS -
                SEMICONDUCTORS 7.26%
      225,000   Applied Micro Circuits Corp.*                          1,345,500
      100,000   ESS Technology, Inc.*                                  1,701,000
       40,000   Microsemi Corp.*                                         983,200
       50,000   NVIDIA Corp.*                                          1,162,500
       20,000   OmniVision Technologies, Inc.*                         1,105,000
      200,000   ON Semiconductor Corp.*                                1,290,000
      425,000   Transmeta Corp.*                                       1,445,000
                                                                 ---------------
                                                                       9,032,200
                                                                 ---------------

                ELECTRONIC DESIGN
                AUTOMATION 1.41%
       75,000   Magma Design Automation, Inc.*                         1,750,500
                                                                 ---------------

                ELECTRONICS - SEMICONDUCTOR
                MANUFACTURING 0.00%
    1,000,000   SandCraft, Inc., Series B*++                                 433
                                                                 ---------------

                E-MARKETING/
                INFORMATION 1.03%
      125,000   DoubleClick, Inc.*                                     1,277,500
                                                                 ---------------

                ENTERPRISE SOFTWARE/
                SERVICES 6.09%
      800,000   Corio, Inc.*                                           2,192,000
      200,000   Micromuse, Inc.*                                       1,380,000
      140,000   OPNET Technologies, Inc.*                              2,304,400
      100,000   Packeteer, Inc.*                                       1,698,000
                                                                 ---------------
                                                                       7,574,400
                                                                 ---------------

                INSTRUMENTS - SCIENTIFIC 1.03%
       75,000   PerkinElmer, Inc.                                      1,280,250
                                                                 ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                INTERNET APPLICATION
                SOFTWARE 5.35%
      100,000   At Road, Inc.*                                   $     1,330,000
      100,000   Docent, Inc.*                                            460,000
      450,000   MatrixOne, Inc.*                                       2,772,000
      125,000   Netegrity, Inc.*                                       1,288,750
      100,000   S1 Corp.*                                                805,000
                                                                 ---------------
                                                                       6,655,750
                                                                 ---------------

                INTERNET CONNECTIVITY
                SERVICES 2.17%
    1,100,000   Internap Network Services Corp.*                       2,695,000
                                                                 ---------------

                INTERNET CONTENT -
                ENTERTAINMENT 1.10%
       25,000   Netflix, Inc.*                                         1,367,250
                                                                 ---------------

                INTERNET INFRASTRUCTURE
                SOFTWARE 4.62%
      300,000   Chordiant Software, Inc.*                              1,635,000
       75,001   Openwave Systems, Inc.*                                  825,011
      250,000   SupportSoft, Inc.*                                     3,287,500
                                                                 ---------------
                                                                       5,747,511
                                                                 ---------------

                INTERNET SECURITY 3.38%
       50,000   CheckFree Corp.*                                       1,382,500
       55,000   RSA Security, Inc.*                                      781,000
      125,000   VeriSign, Inc.*                                        2,037,500
                                                                 ---------------
                                                                       4,201,000
                                                                 ---------------

                MEDICAL - BIOMEDICAL/
                GENETICS 2.41%
      316,400   Athersys, Inc., Series A*++                              587,238
      128,163   Athersys, Inc., Series F*++                              237,871
       25,000   ICOS Corp.*                                            1,032,000
       40,000   Integra LifeSciences Holdings*                         1,145,200
                                                                 ---------------
                                                                       3,002,309
                                                                 ---------------

                MEDICAL - DRUGS 1.18%
      100,000   Ligand Pharmaceuticals, Inc.,
                  Class B*                                             1,469,000
                                                                 ---------------

                MEDICAL - OUTPATIENT/HOME
                MEDICAL CARE 2.05%
       35,000   AmSurg Corp.*                                    $     1,326,150
       35,000   VistaCare, Inc.*                                       1,230,250
                                                                 ---------------
                                                                       2,556,400
                                                                 ---------------

                MEDICAL INSTRUMENTS 0.93%
       50,000   Kensey Nash Corp.*                                     1,162,500
                                                                 ---------------

                NETWORKING PRODUCTS 6.12%
      100,000   Aeroflex, Inc.*                                        1,169,000
      150,000   Computer Network
                  Technology Corp.*                                    1,431,000
       75,000   Foundry Networks, Inc.*                                2,052,000
       75,000   NETGEAR, Inc.*                                         1,199,250
       90,000   Polycom, Inc.*                                         1,756,800
                                                                 ---------------
                                                                       7,608,050
                                                                 ---------------

                PHARMACY SERVICES 1.27%
       50,000   Accredo Health, Inc.*                                  1,580,500
                                                                 ---------------

                RADIO 1.06%
       50,000   XM Satellite Radio Holdings, Inc.*                     1,318,000
                                                                 ---------------

                RETAIL - APPAREL/SHOES 1.07%
       45,000   Hot Topic, Inc.*                                       1,325,700
                                                                 ---------------

                RETAIL - RESTAURANTS 1.77%
       35,000   Applebee's International, Inc.                         1,374,450
       25,000   Brinker International, Inc.*                             829,000
                                                                 ---------------
                                                                       2,203,450
                                                                 ---------------

                SEMICONDUCTOR COMPONENTS -
                INTEGRATED CIRCUITS 2.00%
      425,000   Vitesse Semiconductor Corp.*                           2,494,750
                                                                 ---------------

                SEMICONDUCTOR
                EQUIPMENT 3.30%
       85,000   ASML Holding N.V.*                                     1,704,250
       35,000   Lam Research Corp.*                                    1,130,500
       50,000   Teradyne, Inc.*                                        1,272,500
                                                                 ---------------
                                                                       4,107,250
                                                                 ---------------

                SOFTWARE TOOLS 1.76%
       60,000   Altiris, Inc.*                                         2,188,800
                                                                 ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                TELECOMMUNICATION
                EQUIPMENT 6.12%
      200,000   Arris Group, Inc.*                               $     1,448,000
      125,000   Avaya, Inc.*                                           1,617,500
      250,000   Sonus Networks, Inc.*                                  1,890,000
      150,000   Symmetricom, Inc.*                                     1,092,000
      715,138   Turin Networks, Inc., Series C*++                         43,909
    3,878,774   Turin Networks, Inc., Series D*++                        238,157
      200,000   Tut Systems, Inc.*                                     1,284,000
                                                                 ---------------
                                                                       7,613,566
                                                                 ---------------

                TELECOMMUNICATION
                EQUIPMENT - FIBER OPTICS 6.15%
      250,000   C-COR.net Corp.*                                       2,782,500
      125,000   Corning, Inc.*                                         1,303,750
      300,000   MRV Communications, Inc.*                              1,128,000
       75,000   Newport Corp.*                                         1,239,750
      500,000   Oplink Communications, Inc.*                           1,195,000
                                                                 ---------------
                                                                       7,649,000
                                                                 ---------------

                TELEPHONE - INTEGRATED 1.13%
      325,000   Qwest Communications
                  International, Inc.*                                 1,404,000
                                                                 ---------------
                WEB PORTALS/ISP 1.21%
      150,000   EarthLink, Inc.*                                       1,500,000
                                                                 ---------------

                WIRELESS EQUIPMENT 1.85%
       25,000   QUALCOMM, Inc.                                   $     1,348,250
       50,000   ViaSat, Inc.*                                            957,000
                                                                 ---------------
                                                                       2,305,250
                                                                 ---------------

                TOTAL COMMON AND
                PREFERRED STOCKS
                (Cost $110,886,653)                                  121,791,447
                                                                 ---------------

SHORT-TERM INVESTMENT 2.01%

                PNC Bank Money Market Account                          2,500,845
                                                                 ---------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $2,500,845)                                      2,500,845
                                                                 ---------------

                TOTAL INVESTMENTS 99.92%
                (Cost $113,387,498)                                  124,292,292

                Other Assets in
                Excess of Liabilities 0.08%                               95,380
                                                                 ---------------

NET ASSETS 100.00%                                               $   124,387,672
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2003, the value of the Fund's restricted securities was $1,108,036 or 0.89% of net assets.

SECURITY DESCRIPTION                DATE(S) OF ACQUISITION   NUMBER OF SHARES      COST
-------------------------------------------------------------------------------------------
Athersys, Inc., Series A                  October 00               316,400      $ 3,955,000
Athersys, Inc., Series F                   March 00                128,163        1,537,956
DataCore Software Corp., Series C           May 00                  14,905          102,646
SandCraft, Inc., Series B                 October 99             1,000,000        2,470,000
Turin Networks, Inc., Series C             July 00                 715,138        3,000,004
Turin Networks, Inc., Series D           December 01             3,878,774        2,870,292

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER GROWTH OPPORTUNITIES FUND DECEMBER 31, 2003

NUMBER
OF SHARES                                                                  VALUE
-------------                                                    ---------------
COMMON STOCKS 96.66%

                ADVERTISING SERVICES 1.38%
       10,000   Getty Images, Inc.*                              $       501,300
                                                                 ---------------

                APPLICATIONS SOFTWARE 5.57%
       20,000   Citrix Systems, Inc.*                                    424,200
       30,000   Quest Software, Inc.*                                    426,000
       40,000   Red Hat, Inc.*                                           750,800
       30,000   Siebel Systems, Inc.*                                    416,100
                                                                 ---------------
                                                                       2,017,100
                                                                 ---------------

                BUILDING & CONSTRUCTION -
                MISC. 0.56%
        7,500   Dycom Industries, Inc.*                                  201,150
                                                                 ---------------

                CASINO SERVICES 1.48%
       15,000   International Game Technology                            535,500
                                                                 ---------------

                CELLULAR
                TELECOMMUNICATIONS 4.16%
       25,000   China Mobile (Hong Kong) Ltd                             388,250
       15,000   Nextel Communications, Inc.*                             420,900
       65,000   Sprint Corp (PCS Group)*                                 365,300
       40,000   Telesystem International
                Wireless, Inc.*                                          333,600
                                                                 ---------------
                                                                       1,508,050
                                                                 ---------------

                COMPUTER DATA SECURITY 1.83%
       20,000   NetScreen Technologies, Inc.*                            495,000
       15,000   Rainbow Technologies, Inc.*                              168,900
                                                                 ---------------
                                                                         663,900
                                                                 ---------------

                COMPUTERS 2.31%
       12,500   Research In Motion Ltd*                                  835,375
                                                                 ---------------

                COMPUTERS - INTEGRATED
                SYSTEMS 0.90%
        7,500   MICROS Systems, Inc.*                                    325,200
                                                                 ---------------

                COMPUTERS - MEMORY
                DEVICES 2.43%
       30,000   Lexar Media, Inc.*                                       522,900
       17,500   Network Appliance, Inc.*                                 359,275
                                                                 ---------------
                                                                         882,175
                                                                 ---------------

                DATA PROCESSING/
                MANAGEMENT 2.66%
       15,000   FileNET Corp.*                                   $       406,200
       15,000   VERITAS Software Corp.*                                  557,400
                                                                 ---------------
                                                                         963,600
                                                                 ---------------

                DECISION SUPPORT
                SOFTWARE 1.27%
       15,000   Cognos, Inc.*                                            459,300
                                                                 ---------------

                DRUG DELIVERY SYSTEMS 1.15%
       30,000   I-Flow Corp.*                                            417,300
                                                                 ---------------

                E-COMMERCE/SERVICES 1.34%
        7,500   eBay, Inc.*                                              484,425
                                                                 ---------------

                ELECTRONIC COMPONENTS -
                MISCELLANEOUS 1.04%
       30,000   Sanmina-SCI Corp.*                                       378,300
                                                                 ---------------

                ELECTRONIC COMPONENTS -
                SEMICONDUCTORS 10.92%
       15,000   Altera Corp.*                                            340,500
       20,000   Amkor Technology, Inc.*                                  364,200
       75,000   ARM Holdings plc*                                        517,500
      150,000   Bookham Technology plc*                                  375,000
       15,000   Broadcom Corp.*                                          511,350
       55,000   ChipPAC, Inc.*                                           417,450
       25,000   PMC-Sierra, Inc.*                                        503,750
       12,500   Silicon Laboratories, Inc.*                              540,250
       10,000   Xilinx, Inc.*                                            387,400
                                                                 ---------------
                                                                       3,957,400
                                                                 ---------------

                ELECTRONIC MEASURING
                INSTRUMENTS 0.76%
        7,500   FLIR Systems, Inc.*                                      273,750
                                                                 ---------------

                ENTERPRISE SOFTWARE/
                SERVICES 9.17%
       17,500   Ascential Software Corp.*                                453,775
       20,000   BMC Software, Inc.*                                      373,000
       10,000   Business Objects S.A.*                                   346,700
       30,000   Concord Communications, Inc.*                            599,100
       60,000   Manugistics Group, Inc.*                                 375,000
       50,000   Novell, Inc.*                                            526,000

SEE NOTES TO SCHEDULE OF INVESTMENTS.

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                ENTERPRISE SOFTWARE/
                SERVICES (CONT'D.)
       22,500   Omnicell, Inc.*                                  $       364,500
       12,500   Peoplesoft, Inc.*                                        285,000
                                                                 ---------------
                                                                       3,323,075
                                                                 ---------------

                INTERNET INFRASTRUCTURE
                EQUIPMENT 1.01%
       10,000   Avocent Corp.*                                           365,200
                                                                 ---------------

                INTERNET INFRASTRUCTURE
                SOFTWARE 3.32%
       20,000   RADWARE Ltd.*                                            545,000
       50,000   SupportSoft, Inc.*                                       657,500
                                                                 ---------------
                                                                       1,202,500
                                                                 ---------------

                INTERNET SECURITY 3.99%
       40,000   Internet Security Systems, Inc.*                         753,200
       20,000   Symantec Corp.*                                          693,000
                                                                 ---------------
                                                                       1,446,200
                                                                 ---------------

                INTERNET TELEPHONY 1.03%
       15,000   j2 Global Communications, Inc.*                          371,550
                                                                 ---------------

                MEDICAL - BIOMEDICAL/
                GENETICS 2.14%
       45,000   Harvard Bioscience, Inc.*                                400,500
       20,000   Millennium Pharmaceuticals, Inc.*                        373,400
                                                                 ---------------
                                                                         773,900
                                                                 ---------------

                MEDICAL PRODUCTS 0.97%
        5,000   Zimmer Holdings, Inc.*                                   352,000
                                                                 ---------------

                NETWORKING PRODUCTS 3.50%
       75,000   3Com Corp.*                                              612,750
       35,000   Juniper Networks, Inc.*                                  653,800
                                                                 ---------------

                                                                       1,266,550
                                                                 ---------------

                RADIO 1.53%
      175,000   Sirius Satellite Radio, Inc.*                            553,000
                                                                 ---------------

                RETAIL - APPAREL/SHOES 1.02%
       10,000   Urban Outfitters, Inc.*                                  370,500
                                                                 ---------------

                RETAIL - RESTAURANTS 1.39%
        5,000   P.F. Chang's China Bistro, Inc.*                 $       254,400
        7,500   Starbucks Corp.*                                         247,950
                                                                 ---------------
                                                                         502,350
                                                                 ---------------

                SEMICONDUCTOR COMPONENTS -
                INTEGRATED CIRCUITS 2.95%
       50,000   Cirrus Logic, Inc.*                                      383,500
       22,500   Micrel, Inc.*                                            350,550
       15,000   O2Micro International Ltd*                               336,000
                                                                 ---------------
                                                                       1,070,050
                                                                 ---------------

                SEMICONDUCTOR EQUIPMENT 4.50%
      100,000   Electroglas, Inc.*                                       365,000
       25,000   Kulicke and Soffa Industries, Inc.*                      359,500
       40,000   LTX Corp.*                                               601,200
       25,000   Mattson Technology, Inc.*                                305,500
                                                                 ---------------
                                                                       1,631,200
                                                                 ---------------

                TELECOMMUNICATION
                EQUIPMENT 7.31%
       40,000   Comverse Technology, Inc.*                               703,600
       75,000   Ditech Communications Corp.*                           1,432,500
      100,000   WJ Communications, Inc.*                                 511,900
                                                                 ---------------
                                                                       2,648,000
                                                                 ---------------

                TELECOMMUNICATION EQUIPMENT -
                FIBER OPTICS 2.32%
      175,000   Corvis Corp.*                                            297,500
       75,000   Harmonic, Inc.*                                          543,750
                                                                 ---------------
                                                                         841,250
                                                                 ---------------

                TELECOMMUNICATION
                SERVICES 2.75%
       35,000   Aspect Communications Corp.*                             551,600
       30,000   MasTec, Inc.*                                            444,300
                                                                 ---------------
                                                                         995,900
                                                                 ---------------

                TRANSPORTATION -
                TRUCKING 0.31%
        5,000   Overnite Corp.*                                          113,750
                                                                 ---------------

                WEB HOSTING/DESIGN 2.36%
       17,500   Equinix, Inc.*                                           493,500
       45,000   NIC, Inc.*                                               361,350
                                                                 ---------------
                                                                         854,850
                                                                 ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS.

NUMBER
OF SHARES                                                                  VALUE
--------------------------------------------------------------------------------
                WEB PORTALS/ISP 4.11%
       10,000   SINA Corp.*                                      $       337,500
       35,000   United Online, Inc.*                                     587,650
       12,500   Yahoo! Inc.*                                             564,625
                                                                 ---------------
                                                                       1,489,775
                                                                 ---------------

                WIRELESS EQUIPMENT 1.22%
       40,000   Crown Castle International Corp.*                        441,200
                                                                 ---------------

                TOTAL COMMON STOCKS
                (Cost $28,895,322)                                    35,016,625
                                                                 ---------------

SHORT-TERM INVESTMENT 2.84%

                PNC Bank Money Market Account                    $     1,028,287
                                                                 ---------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $1,028,287)                                      1,028,287
                                                                 ---------------

                TOTAL INVESTMENTS 99.50%
                (Cost $29,923,609)                                    36,044,912

                Other Assets in
                Excess of Liabilities 0.50%                              180,509
                                                                 ---------------
NET ASSETS 100.00%                                               $    36,225,421
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VAN WAGONER FUNDS STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

                                                                 SMALL-CAP        EMERGING          GROWTH
                                                                  GROWTH           GROWTH        OPPORTUNITIES
                                                                   FUND             FUND             FUND
ASSETS:
Investments, at value: (Cost $37,950,282,
  $113,387,498 and $29,923,609, respectively)                  $  41,683,951    $ 124,292,292    $  36,044,912
Receivable from brokers                                            1,061,527          150,290               --
Receivable for investments sold                                      924,329        5,453,540          427,277
Receivable for fund shares sold                                        9,689          212,379           17,853
Interest and dividends receivable                                        118            3,551              462
Prepaid expenses and other assets                                     52,398          119,545           20,773
                                                               -------------    -------------    -------------
Total Assets                                                      43,732,012      130,231,597       36,511,277
                                                               -------------    -------------    -------------

LIABILITIES:
Payable for investments purchased                                  1,220,827        4,872,200           99,807
Payable for fund shares redeemed                                      69,333          569,611           35,660
Accrued investment advisory fees                                      45,634          133,522           37,557
Accrued distribution fees                                             15,818           42,231           13,961
Accrued expenses and other liabilities                                84,548          226,361           98,871
                                                               -------------    -------------    -------------
Total Liabilities                                                  1,436,160        5,843,925          285,856
                                                               -------------    -------------    -------------
NET ASSETS                                                     $  42,295,852    $ 124,387,672    $  36,225,421
                                                               =============    =============    =============

NET ASSETS CONSIST OF:
Capital stock                                                  $  83,090,077    $ 611,737,605    $  29,748,258
Accumulated net realized gain (loss) on investments              (44,527,894)    (498,254,727)         355,860
Net unrealized appreciation on investments                         3,733,669       10,904,794        6,121,303
                                                               -------------    -------------    -------------
Net Assets                                                     $  42,295,852    $ 124,387,672    $  36,225,421
                                                               =============    =============    =============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                                       100,000,000      100,000,000      100,000,000
Issued and outstanding                                             3,440,494       19,545,242        2,766,006

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                                $       12.29    $        6.36    $       13.10
                                                               =============    =============    =============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF OPERATIONS

PERIOD ENDED DECEMBER 31, 2003

                                                                 SMALL-CAP        EMERGING          GROWTH
                                                                  GROWTH           GROWTH        OPPORTUNITIES
                                                                   FUND             FUND             FUND*
INVESTMENT INCOME:
Interest                                                       $      15,444    $      14,339    $       5,690
Dividends                                                             14,396           31,500            7,672
                                                               -------------    -------------    -------------
Total Investment Income                                               29,840           45,839           13,362
                                                               -------------    -------------    -------------
EXPENSES:
Investment advisory fees                                             571,502        1,443,556          278,890
Transfer agent fees and expenses                                     229,105          695,622          350,198
Distribution fees                                                    101,530          288,711           55,778
Fund accounting and administration fees                               90,000          115,484           75,000
Insurance expense                                                     71,448          195,655           10,906
Professional fees                                                     61,897          194,306           57,700
State registration fees                                               30,953           33,818           22,372
Printing and postage expenses                                         17,931           49,932           23,949
Custody fees                                                          17,009           26,983            9,993
Directors' fees and expenses                                          10,009           28,386            5,265
Miscellaneous expenses                                                48,130          129,907            3,695
                                                               -------------    -------------    -------------
Total expenses before waiver/reimbursement of expenses             1,249,514        3,202,360          893,746
Fees paid indirectly by brokers                                     (147,219)        (374,945)        (219,453)
Waiver/Reimbursement of expenses                                    (277,811)        (476,261)         (34,007)
                                                               -------------    -------------    -------------
Net Expenses                                                         824,484        2,351,154          640,286
                                                               -------------    -------------    -------------
NET INVESTMENT LOSS                                                 (794,644)      (2,305,315)        (626,924)
                                                               -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                            2,064,785      (56,279,707)       6,198,407
Net realized loss on short positions                                (325,913)            (393)              --
Net realized loss on options purchased                              (292,125)      (6,222,858)              --
Change in net unrealized appreciation on investments              12,222,044      109,467,502        6,121,303
                                                               -------------    -------------    -------------
                                                                  13,668,791       46,964,544       12,319,710
                                                               -------------    -------------    -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                      $  12,874,147    $  44,659,229    $  11,692,786
                                                               =============    =============    =============

*    Commencement of operations was March 1, 2003.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SMALL-CAP GROWTH FUND
                                                                        YEAR ENDED       YEAR ENDED
                                                                        DECEMBER 31,     DECEMBER 31,
                                                                           2003             2002
OPERATIONS:
Net investment loss                                                    $    (794,644)   $  (1,052,275)
Net realized gain (loss) on investments                                    2,064,785      (20,107,094)
Net realized gain (loss) on short positions                                 (325,913)       1,115,118
Net realized gain on options written                                              --          254,718
Net realized gain (loss) on options purchased                               (292,125)              --
Change in net unrealized appreciation or depreciation on investments      12,222,044      (11,905,395)
                                                                       -------------    -------------
Net increase (decrease) in net assets resulting from operations           12,874,147      (31,694,928)
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions                                    --               --
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                              42,943,786       81,659,739
Proceeds from reinvestment of distributions                                       --               --
Redemption of shares                                                     (51,397,082)    (116,016,315)
                                                                       -------------    -------------
Net increase (decrease) from share transactions                           (8,453,296)     (34,356,576)
                                                                       -------------    -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                                            4,420,851      (66,051,504)

NET ASSETS:
Beginning of period                                                       37,875,001      103,926,505
                                                                       -------------    -------------
End of period                                                          $  42,295,852    $  37,875,001
                                                                       =============    =============

TRANSACTIONS IN SHARES:
Shares sold                                                                4,265,467        7,582,968
Shares reinvested                                                                 --               --
Shares redeemed                                                           (5,062,584)     (10,356,280)
                                                                       -------------    -------------
Net increase (decrease)                                                     (797,117)      (2,773,312)
                                                                       =============    =============

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            EMERGING GROWTH FUND         GROWTH OPPORTUNITIES FUND*
                                                                        YEAR ENDED       YEAR ENDED            PERIOD ENDED
                                                                        DECEMBER 31,     DECEMBER 31,          DECEMBER 31,
                                                                           2003             2002                   2003
OPERATIONS:
Net investment loss                                                    $  (2,305,315)   $  (3,311,106)         $    (626,924)
Net realized gain (loss) on investments                                  (56,279,707)    (161,841,195)             6,198,407
Net realized gain (loss) on short positions                                     (393)       2,853,887                     --
Net realized gain on options written                                              --          107,300                     --
Net realized gain (loss) on options purchased                             (6,222,858)       9,186,243                     --
Change in net unrealized appreciation or depreciation on investments     109,467,502      (48,766,985)             6,121,303
                                                                       -------------    -------------          -------------
Net increase (decrease) in net assets resulting from operations           44,659,229     (201,771,856)            11,692,786
                                                                       -------------    -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions                                    --               --             (5,256,794)
                                                                       -------------    -------------          -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                             138,788,071      290,482,678             31,169,947
Proceeds from reinvestment of distributions                                       --               --              5,163,347
Redemption of shares                                                    (156,618,712)    (353,937,388)            (6,543,865)
                                                                       -------------    -------------          -------------
Net increase (decrease) from share transactions                          (17,830,641)     (63,454,710)            29,789,429
                                                                       -------------    -------------          -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                                           26,828,588     (265,226,566)            36,225,421

NET ASSETS:
Beginning of period                                                       97,559,084      362,785,650                     --
                                                                       -------------    -------------          -------------
End of period                                                          $ 124,387,672    $  97,559,084          $  36,225,421
                                                                       =============    =============          =============

TRANSACTIONS IN SHARES:
Shares sold                                                               28,167,537       49,963,039              2,833,714
Shares reinvested                                                                 --               --                408,493
Shares redeemed                                                          (31,221,806)     (57,117,454)              (476,201)
                                                                       -------------    -------------          -------------
Net increase (decrease)                                                   (3,054,269)      (7,154,415)             2,766,006
                                                                       =============    =============          =============

*  Commencement of operations was March 1, 2003.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

                                                                     SMALL-CAP GROWTH FUND
                                                         YEAR                YEAR                YEAR
                                                         ENDED               ENDED               ENDED
                                                       DEC. 31,            DEC. 31,            DEC. 31,
                                                         2003                2002                2001
Net Asset Value, Beginning of Period                 $        8.94       $       14.82       $       24.99

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                          (0.23)              (0.25)              (0.21)
Net realized and unrealized gains
  (losses) on investments                                     3.58               (5.63)              (9.96)
                                                     -------------       -------------       -------------
Total from investment operations                              3.35               (5.88)             (10.17)
                                                     -------------       -------------       -------------
DISTRIBUTIONS:
Net realized gains                                              --                  --                  --
                                                     -------------       -------------       -------------
Net Asset Value, End of Period                       $       12.29       $        8.94       $       14.82
                                                     =============       =============       =============
Total Return(1)                                              37.47%             (39.68)%            (40.74)%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of period (000s)                     $      42,296       $      37,875       $     103,927
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)                        2.03%(4)            2.00%(3)            1.95%
  Before waivers and reimbursements(2)                        3.08%               2.74%(3)            2.33%
Ratio of net investment loss to
average net assets:
  Net of waivers and reimbursements(2)                       (1.96)%(4)          (1.86)%             (1.64)%
  Before waivers and reimbursements(2)                       (3.01)%             (2.60)%             (2.02)%
Portfolio turnover rate(1)                                     575%                540%                219%

                                                           SMALL-CAP GROWTH FUND
                                                         YEAR                 YEAR
                                                         ENDED               ENDED
                                                       DEC. 31,             DEC. 31,
                                                         2000                 1999
Net Asset Value, Beginning of Period                 $       34.79       $       11.30

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                          (0.56)              (0.16)
Net realized and unrealized gains
  (losses) on investments                                    (4.74)              23.65
                                                     -------------       -------------
Total from investment operations                             (5.30)              23.49
                                                     -------------       -------------
DISTRIBUTIONS:
Net realized gains                                           (4.50)                 --
                                                     -------------       -------------
Net Asset Value, End of Period                       $       24.99       $       34.79
                                                     =============       =============
Total Return(1)                                             (18.23)%            207.88%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of period (000s)                     $     158,591       $     296,026
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)                        1.95%(3)            1.95%
  Before waivers and reimbursements(2)                        1.97%(3)            2.18%
Ratio of net investment loss to
average net assets:
  Net of waivers and reimbursements(2)                       (1.34)%             (1.13)%
  Before waivers and reimbursements(2)                       (1.36)%             (1.36)%
Portfolio turnover rate(1)                                     170%                180%

(1)  Not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.02% and 2.76%; and 1.95% and 1.97%, for the years ended December 31, 2002 and 2000, respectively.

THE FUNDS MAY INVEST IN INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs AND OTHER INVESTMENT TECHNIQUES MAY HAVE A MAGNIFIED PERFORMANCE IMPACT ON A FUND.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            EMERGING GROWTH FUND
                                                         YEAR                YEAR             YEAR             YEAR
                                                         ENDED               ENDED            ENDED            ENDED
                                                       DEC. 31,             DEC. 31,        DEC. 31,         DEC. 31,
                                                         2003                2002             2001             2000
Net Asset Value, Beginning of Period                 $        4.32       $       12.19    $       30.25    $       42.86

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                          (0.12)              (0.15)           (0.22)           (0.69)
Net realized and unrealized gains
  (losses) on investments                                     2.16               (7.72)          (17.84)           (6.94)
                                                     -------------       -------------    -------------    -------------
Total from investment operations                              2.04               (7.87)          (18.06)           (7.63)
                                                     -------------       -------------    -------------    -------------
DISTRIBUTIONS:
Net realized gains                                              --                  --               --            (4.98)
                                                     -------------       -------------    -------------    -------------
Net Asset Value, End of Period                       $        6.36       $        4.32    $       12.19    $       30.25
                                                     =============       =============    =============    =============
Total Return(1)                                              47.22%             (64.56)%         (59.70)%         (20.90)%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of period (000s)                     $     124,388       $      97,559    $     362,786    $     810,499
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)                        2.04%(4)            2.00%            1.84%            1.68%
  Before waivers and reimbursements(2)                        2.77%               2.31%            1.84%            1.68%
Ratio of net investment loss to
average net assets:
  Net of waivers and reimbursements(2)                       (2.00)%(4)          (1.96)%          (1.61)%          (1.41)%
  Before waivers and reimbursements(2)                       (2.73)%             (2.27)%          (1.61)%          (1.41)%
Portfolio turnover rate(1)                                     359%                289%             131%             197%

                                                     EMERGING GROWTH FUND    GROWTH OPPORTUNITIES FUND
                                                            YEAR                       PERIOD
                                                            ENDED                       ENDED
                                                          DEC. 31,                    DEC. 31,
                                                            1999                       2003(5)
Net Asset Value, Beginning of Period                    $       10.96               $      10.00

INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
Net investment loss                                             (0.22)                     (0.23)
Net realized and unrealized gains
  (losses) on investments                                       32.12                       5.55
                                                        -------------               ------------
Total from investment operations                                31.90                       5.32
                                                        -------------               ------------
DISTRIBUTIONS:
Net realized gains                                                 --                      (2.22)
                                                        -------------               ------------
Net Asset Value, End of Period                          $       42.86               $      13.10
                                                        =============               ============
Total Return(1)                                                291.15%                     54.01%

SUPPLEMENTAL DATA
   AND RATIOS:
Net assets, end of period (000s)                        $   1,466,827               $     36,225
Ratio of expenses to average net assets:
  Net of waivers and reimbursements(2)                           1.79%                      2.87%(4)
  Before waivers and reimbursements(2)                           1.79%                      4.01%
Ratio of net investment loss to
average net assets:
  Net of waivers and reimbursements(2)                          (1.30)%                    (2.81)%(4)
  Before waivers and reimbursements(2)                          (1.30)%                    (3.95)%
Portfolio turnover rate(1)                                        353%                       315%

(4) Includes reduction of fees paid by brokers. Had fees not been reduced, ratio of expenses to average net asets and ratio of net invetment loss to average net assets would be 2.39%, 2.36% and 3.85%; and (2.32)%, (2.32)%
     and (3.79)%, for the Small-Cap Growth, Emerging Growth and Growth Opportunities Funds, respectively.

(5)  Commencement of operations was March 1, 2003.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION
     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Small-Cap Growth Fund, Emerging Growth Fund and Growth Opportunities Fund (collectively the "Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

     The Small-Cap Growth Fund invests primarily (at least 80% of its total assets) in small companies that the Adviser believes have the potential to be the market leaders of the future. A small size company is one that has a market capitalization that ranges from the smallest to the largest companies in the S&P SmallCap 600 Index at the time of purchase.

     The Emerging Growth Fund invests primarily in common stocks of small-cap and mid-cap growth companies with the potential for above average, long-term growth.

     The Growth Opportunities Fund seeks to invest in common stocks of growth companies that are already recognized as leaders in their industry, but are also known as innovators in their field. The Fund will primarily invest in companies with a market capitalization that ranges from the smallest to the largest companies in the S&P MidCap 400 Index at the time of purchase. The Fund looks for companies that are still growing, usually because of a new, improved or upgraded product, service or business operation.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

     (a) INVESTMENT VALUATION - Securities (including securities sold short) which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") are valued at the NASDAQ official closing price. Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Securities sold short for which there were no transactions are valued at the closing ask prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors. Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Adviser, evidence of a change in value is readily ascertainable. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.

     (b) PRIVATE EQUITY INVESTMENT AND FUND LIQUIDITY - The Small-Cap Growth Fund and the Emerging Growth Fund hold private equity securities. Management of the Funds intends to further reduce its holdings of these private equities principally through the sale of these securities when such sales are deemed in the best interests of the shareholders. Because of the illiquid nature of the Funds' private equity securities, management may not be able to sell private equities at the prices at which they have valued them for purposes of determining the Funds' net asset values.

     (c) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Fund's custodian.

     (d) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

     (e) OPTION CONTRACTS - The Funds purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

          The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received increases the proceeds of the sale of the security, and the Fund realizes a gain or loss from the sale of the underlying security.

     (f) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with Federal income tax regulations, which may differ from GAAP.

          Accordingly, at December 31, 2003, reclassifications were recorded to decrease capital stock by $794,644 and $2,305,315 as a result of net investment losses in the Small-Cap Growth and Emerging Growth Funds, respectively. Reclassifications were recorded to decrease net realized gains on investments by $585,733 and decrease capital stock by $41,171 as a result of net investment losses of $626,924 in the Growth Opportunities Fund. Results of operations and net assets were not affected by these reclassifications.

     (g) BROKERAGE SERVICE AND OTHER ARRANGEMENTS - Van Wagoner Capital Management, Inc. (the "Adviser") places security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Small-Cap Growth, Emerging Growth and Growth Opportunities Funds. The amount of expenses paid by brokers for the period ended December 31, 2003 was $147,219, $374,945 and $219,453 in the Small-Cap Growth, Emerging Growth and Growth Opportunities Funds, respectively.

     (h) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.   FEDERAL INCOME TAXES
     Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

     The Funds intend to retain capital gains that may be offset against available capital loss carryforwards for Federal income tax purposes. For Federal income tax purposes, the Funds had capital loss carryovers at December 31, 2003 as follows:

                     SMALL-CAP       EMERGING
DATE OF EXPIRATION    GROWTH          GROWTH
------------------------------------------------
 2009               $ 12,130,914   $ 239,446,921
 2010                 19,406,798     174,822,268
 2011                         --      73,869,977
                    ------------   -------------
                    $ 31,537,712   $ 488,139,166
                    ============   =============

     As of December 31, 2003, the Small-Cap Growth Fund and Emerging Growth Fund had $12,940,881 and $6,957,280, respectively, of post-October 2003 capital losses which are deferred until 2004 for Federal tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

     The cost of securities on a Federal tax basis at December 31, 2003, for the Small-Cap Growth, Emerging Growth and Growth Opportunities Funds was $37,999,583, $116,545,779 and $29,972,675, respectively.

     The tax character of distributions paid during the year ended December 31, 2003 were as follows:

                                           GROWTH
                                        OPPORTUNITIES
                                            FUND
                                        -------------
Ordinary income (inclusive of
  short-term capital gains)             $   5,256,794
Net long term capital gains                        --
                                        -------------
                                        $   5,256,794
                                        =============

     At December 31, 2003, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

                                                NET UNREALIZED
                   UNREALIZED    UNREALIZED      APPRECIATION
FUND              APPRECIATION  DEPRECIATION    ON INVESTMENTS
--------------------------------------------------------------
SMALL-CAP
GROWTH            $  7,471,516  $ (3,787,148)   $    3,684,368

EMERGING
GROWTH              24,932,922   (17,186,409)        7,746,513

GROWTH
OPPORTUNITIES        6,408,202      (335,965)        6,072,237

     The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

     As of December 31, 2003, the components of accumulated earnings/deficit on a tax basis were as follows:

                                                                     TOTAL
               NET UNREALIZED    ACCUMULATED     UNDISTRIBUTED    ACCUMULATED
                APPRECIATION       CAPITAL         ORDINARY        EARNINGS
FUND           ON INVESTMENTS      LOSSES           INCOME*        (DEFICIT)
------------------------------------------------------------------------------
SMALL-CAP
GROWTH         $    3,684,368  $  (44,478,593)  $           --  $  (40,794,225)

EMERGING
GROWTH              7,746,513    (495,096,446)              --    (487,349,933)

GROWTH
OPPORTUNITIES       6,072,237              --          404,926       6,477,163

     * ORDINARY INCOME INCLUDES SHORT-TERM CAPITAL GAINS.

4.   INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
     Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Effective March 1, 2003, the commencement of operations of the Growth Opportunities Fund, and September 1, 2003 for the Small-Cap Growth and Emerging Growth Funds, under the terms of each agreement, the Adviser is compensated at a basic fee of 1.25% of average daily net assets for the Funds. The basic fee may be adjusted upward or downward (by up to 0.25% of the Fund's average daily net assets), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the benchmark over the same period. The benchmark for the Small-Cap Growth Fund and the Emerging Growth Fund is the Lipper Small-Cap Growth Index. The Lipper Small-Cap Growth Index is an equally weighted index consisting of the 30 largest mutual funds within the small-cap category, as categorized by Lipper Analytical Services, Inc. The benchmark for the

     Growth Opportunities Fund is the Lipper Mid-Cap Growth Funds Index. The Lipper Mid-Cap Growth Funds Index is a non-weighted index of 30 of the largest mid-cap growth funds, as categorized by Lipper Analytical Services Inc. Each 0.10% of difference of each Fund's performance compared to the performance of its benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate). The performance period consists of the prior 36 calendar months, and is also referred to as a rolling 36-month period. Until each Fund has operated for 36 months, it will make performance adjustments to the basic fee after the Fund has operated for 12 months and will use a rolling 12-month performance period. After the Fund has operated for 24 months it will switch to a rolling 24-month performance period. Prior to September 1, 2003, the Adviser was compensated at 1.50% and 1.25% of average daily net assets for the Small-Cap Growth and Emerging Growth Funds, respectively. Prior to September 1, 2003, the Adviser had contractually agreed to reduce fees or reimburse the Funds for expenses (exclusive of interest, dividends on short sales, taxes, brokerage and extraordinary expenses) that exceeded 2.00% of each Fund's average daily net assets. Expenses of $251,328 and $476,261 were waived and/or reimbursed in the Small-Cap Growth and Emerging Growth Funds, respectively, for the period January 1, 2003 through August 31, 2003.

     PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. From time to time, PFPC may waive all or a portion of its fees. PFPC waived expenses of $26,483 and $34,007 in the Small-Cap Growth and Growth Opportunities Funds, respectively, for the period ended December 31, 2003.

     Certain directors and officers of the Funds are also officers of the Adviser. The Funds do not compensate directors or officers who are officers of the Adviser. Certain officers and employees of the Adviser have interests in related partnerships that have investments in private placement securities which are also held by the Funds.

5.   SERVICE AND DISTRIBUTION PLAN
     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended December 31, 2003, were as follows:

     FUND              PURCHASES         SALES
     ---------------------------------------------
     SMALL-CAP
     GROWTH          $ 212,028,477   $ 219,894,417

     EMERGING
     GROWTH            397,093,321     423,664,249

     GROWTH
     OPPORTUNITIES     107,095,650      84,398,735

7.   SHORT POSITIONS
     When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales, if any, are included as a component of miscellaneous expense on the Statements of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

8.   LEGAL ACTIONS AND REGULATORY MATTERS
     In 2001, the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities law by failing to value, in good faith, private equity holdings at fair value. The lawsuits were subsequently consolidated into a single action, and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants, including the Company, filed a motion to dismiss the consolidated amended complaint, and lead plaintiffs subsequently filed an opposition to the motion. The Court has not yet ruled on Defendants' motion to dismiss. The Company believes this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the result of operations or the net asset values of the Funds.

     The staff of the San Francisco, California office of the Securities and Exchange Commission ("Staff") is conducting a private investigation of the Company and the Adviser to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holdings at their fair value. In September 2002, the Staff notified the Adviser that the Staff had tentatively determined to recommend to the Securities and Exchange Commission ("Commission") that certain civil and/or administrative proceedings be initiated against the Adviser. An employee of the Adviser, a former director of the Company, and two current directors have also received such notifications from the Staff of its recommendation to the Commission. The Adviser has notified the Company that the Staff has not yet submitted such a recommendation to the Commission and the Adviser has communicated to the Staff that it disagrees with its proposed recommendation. The Adviser informed the Company that it believes that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. The Company believes that the outcome of the investigation will not have a material adverse effect on the results of operations or the net asset values of the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

     The costs of defending the Company, the Adviser and certain individuals related to the purported class actions and regulatory matters are significant. Substantially all such costs to date have been borne by the Adviser or have been covered by available insurance. Should costs be incurred directly by the Funds, they will be expensed as incurred.

VAN WAGONER FUNDS REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE VAN WAGONER FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities of the Van Wagoner Small-Cap Growth Fund, Van Wagoner Emerging Growth Fund, and Van Wagoner Growth Opportunities Fund (the Funds), including the schedules of investments, as of December 31, 2003, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Wagoner Small-Cap Growth Fund, Van Wagoner Emerging Growth Fund, and Van Wagoner Growth Opportunities Fund at December 31, 2003, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ Ernst & Young LLP


Chicago, Illinois
February 13, 2004

SHAREHOLDER VOTING RESULTS (UNAUDITED)

     A Special Meeting of Shareholders of the Emerging Growth Fund and the Small-Cap Growth Fund was held on August 29, 2003 and shareholders approved new investment advisory agreements with Van Wagoner Capital Management, Inc. which became effective on September 1, 2003. The following represents the voting results of the proposals considered at the meeting:

     Proposal 1: Approval of a new investment advisory agreement for the Emerging Growth Fund.

     Results:

                                                                       PERCENT OF           PERCENTAGE OF
                                              NUMBER OF SHARES     SHARES OUTSTANDING    SHARES IN ATTENDANCE
-------------------------------------------------------------------------------------------------------------
Affirmative                                    10,122,418.839           42.310%                 82.941%

Against                                         1,757,204.182            7.345%                 14.399%

Abstain                                           324,682.159            1.357%                  2.660%
                                               --------------           ------                 -------

Total                                          12,204,305.180           51.012%                100.000%
                                               ==============           ======                 =======

     Proposal 2: Approval of a new investment advisory agreement for the Small-Cap Growth Fund.

     Results:

                                                                       PERCENT OF           PERCENTAGE OF
                                              NUMBER OF SHARES     SHARES OUTSTANDING    SHARES IN ATTENDANCE
-------------------------------------------------------------------------------------------------------------
Affirmative                                     1,723,403.531           41.741%                80.211%

Against                                           313,401.396            7.591%                14.587%

Abstain                                           111,777.633            2.707%                 5.202%
                                               --------------           ------                -------

Total                                           2,148,582.560           52.039%               100.000%
                                               ==============           ======                =======

VAN WAGONER FUNDS DIRECTORS & OFFICERS

                                                                                      NUMBER OF
                                                                  PRINCIPAL         PORTFOLIOS IN      OTHER
                          POSITION(S)      TERM OF OFFICE       OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
                           HELD WITH       AND LENGTH OF            DURING           OVERSEEN BY      HELD BY
NAME, ADDRESS, AND AGE        FUND          TIME SERVED          PAST 5 YEARS          DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Larry P. Arnold             Director     Indefinite, until    Private Investor;           6            None
435 Pacific Street                           successor       Retired Founder and
Suite 400                                     elected          Managing General
San Francisco, CA 94133                                       Partner of Wessels
Age: 60                                      Served as        Arnold & Henderson
                                           Director since       (a securities
                                           December 1995        broker/dealer)

Kurt B. Grutzmacher         Director     Indefinite, until  Portfolio Manager for         6            None
435 Pacific Street                           successor            Westcliff
Suite 400                                     elected        Capital Management,
San Francisco, CA 94133                                           LLC since
Age: 45                                      Served as         September 1998;
                                           Director since    Institutional Equity
                                           February 2002       Sales Trader for
                                                            Prudential Securities,
                                                              Inc. prior thereto

INTERESTED DIRECTOR*:

Garrett R. Van Wagoner     President,    Indefinite, until  President, Treasurer,         6            None
435 Pacific Street         Treasurer,        successor       Secretary, Director
Suite 400                  Secretary          elected        and sole shareholder
San Francisco, CA 94133   and Director                          of Van Wagoner
Age: 48                                      Served as        Capital Management
                                             President,         ("VWCM"), the
                                             Treasurer,      Funds' adviser since
                                           Secretary and        October 1995
                                           Director since
                                           December 1995

OFFICER:

Peter R. Kris            Vice President  Indefinite, until    Vice President of         Not            None
435 Pacific Street                           successor            VWCM since         applicable
Suite 400                                     elected           February 1996
San Francisco, CA 94133
Age: 38                                    Served as Vice
                                          President since
                                           February 1996

* THE INTERESTED DIRECTOR SERVES AS DIRECTOR AND OFFICER OF VWCM.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-228-2121.

                       This page intentionally left blank.

[VANWAGONER FUNDS LOGO]


Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682


Express mail or overnight deliveries should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

  vanwagoner.com

1-800-228-2121


ADDRESS SERVICE REQUESTED


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

[GRAPHIC]

ANNUAL REPORT
DECEMBER 31, 2003


POST-VENTURE FUND

MID-CAP GROWTH FUND

TECHNOLOGY FUND

(IN LIQUIDATION)


[VANWAGONER FUNDS LOGO]

          This report is submitted for the general information of shareholders of Van Wagoner Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus gives details about charges, investment objectives, risks and operating policies of the Funds. Read the Prospectus carefully.

VAN WAGONER FUNDS ANNUAL REPORT


DEAR FELLOW SHAREHOLDERS:                                      FEBRUARY 20, 2004

AN IMPORTANT REMINDER...

THE VAN WAGONER POST-VENTURE, MID-CAP GROWTH AND TECHNOLOGY FUNDS ARE LIQUIDATING AND NO LONGER ACCEPTING NEW INVESTMENTS.

We appreciate your investment with the Van Wagoner Funds and want to take a moment to remind you that the Van Wagoner Fund(s) that you are currently invested in is in the process of liquidating and is not actively invested in the stock market.

The Board of Directors of the Van Wagoner Funds, Inc. has decided to liquidate each of the Post-Venture Fund, the Mid-Cap Growth Fund and the Technology Fund (the "Liquidating Funds"). Accordingly each of the Liquidating Funds has been liquidating its investments in an orderly fashion and investing the proceeds in high quality short-term money market instruments. The Liquidating Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest, but do not appreciate in value. The interest earned on these money market instruments by each of the Liquidating Funds is substantially less than the expenses of the Liquidating Funds. This is expected to continue in the future.

As a current shareholder in these Funds, in order to participate in the stock market, you have two options available to you:

1) Transfer your existing investment into one of the other VanWagoner Funds--Emerging Growth, Small-Cap Growth or Growth Opportunities.

2) Redeem your account and invest the proceeds.

We appreciate your patronage.

Sincerely,

/s/ Garrett R. Van Wagoner

Garrett R. Van Wagoner


vanwagoner.com

Van Wagoner Funds PERFORMANCE

Post-Venture Fund

 TOTAL RETURN for the periods ended 12/31/03

      ONE YEAR      FIVE YEAR      AVERAGE ANNUAL SINCE INCEPTION
      (9.76)%       (23.48)%                  (15.14)%

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/96 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq National Market & SmallCap stocks. Indexes are unmanaged and investors cannot invest in them.

[CHART]

                   Growth of a Hypothetical $10,000 Investment

            POST-VENTURE FUND  NASDAQ COMPOSITE INDEX
12/31/96       $  10,000            $  10,000
12/31/97       $   8,780            $  12,215
12/31/98       $  12,080            $  17,124
12/31/99       $  40,736            $  31,872
12/31/00       $  28,388            $  19,385
12/31/01       $  10,747            $  15,354
12/31/02       $   3,511            $  10,558
12/31/03       $   3,169            $  15,918

1-800-228-2121

Mid-Cap Growth Fund

 TOTAL RETURN for the periods ended 12/31/03

      ONE YEAR      FIVE YEAR      AVERAGE ANNUAL SINCE INCEPTION
      (4.68)%       (22.49)%                  (12.37)%

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400 Index is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Indexes are unmanaged and investors cannot invest in them.

[CHART]

                   Growth of a Hypothetical $10,000 Investment

            MID-CAP GROWTH FUND   S&P MIDCAP 400 INDEX
12/31/95         $  10,000             $  10,000
12/31/96         $  12,390             $  11,922
12/31/97         $  10,670             $  15,765
12/31/98         $  12,430             $  18,774
12/31/99         $  28,202             $  21,533
12/31/00         $  21,635             $  25,303
12/31/01         $   7,276             $  25,152
12/31/02         $   3,649             $  21,501
12/31/03         $   3,478             $  29,140

Van Wagoner Funds PERFORMANCE

Technology Fund

 TOTAL RETURN for the periods ended 12/31/03

      ONE YEAR      FIVE YEAR      AVERAGE ANNUAL SINCE INCEPTION
      (6.97)%       (22.38)%                  (10.28)%

This chart assumes an initial hypothetical investment of $10,000 made after the close of business on 12/31/97 (inception date). Returns shown here and in the table are based on the net change in NAV assuming reinvestment of distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley High-Technology 35 Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and news media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighed toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. Indexes are unmanaged and investors cannot invest in them.

[CHART]

                   Growth of a Hypothetical $10,000 Investment

                                     MORGAN STANLEY              S&P 500
             TECHNOLOGY FUND   HIGH-TECHNOLOGY 35 INDEX   COMPOSITE STOCK INDEX
12/31/97        $  10,000             $  10,000                 $  10,000
12/31/98        $  18,510             $  19,600                 $  12,858
12/31/99        $  59,927             $  41,387                 $  15,564
12/31/00        $  43,070             $  30,080                 $  14,147
12/31/01        $  16,397             $  22,886                 $  12,467
12/31/02        $   5,606             $  13,020                 $   9,712
12/31/03        $   5,215             $  21,609                 $  12,498

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER POST-VENTURE FUND DECEMBER 31, 2003

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------
PREFERRED STOCKS 13.81%
                COMPUTER SOFTWARE -
                ENTERPRISE 4.57%
     206,968    Authoria, Inc., Series C*++                $         366,333
                                                           -----------------

                COMPUTERS - MEMORY
                DEVICES 0.06%
     161,777    DataCore Software Corp.,
                  Series C*++                                          4,643
                                                           -----------------

                ELECTRONICS - SEMICONDUCTOR
                MANUFACTURING 0.00%
     195,000    SandCraft, Inc., Series B*++                              84
     176,600    SandCraft, Inc., Series C*++                              77
                                                           -----------------
                                                                         161
                                                           -----------------

                MEDICAL - BIOMEDICAL/
                GENETICS 7.47%
     253,300    Athersys, Inc., Series A*++                          470,125
      69,219    Athersys, Inc., Series F*++                          128,470
                                                           -----------------
                                                                     598,595
                                                           -----------------

                TELECOMMUNICATION
                EQUIPMENT 1.71%
     500,596    Turin Networks, Inc., Series C*++          $          30,737
   1,726,661    Turin Networks, Inc., Series D*++                    106,017
                                                           -----------------
                                                                     136,754
                                                           -----------------

                TOTAL PREFERRED STOCKS
                (Cost $11,100,667)                                 1,106,486
                                                           -----------------

SHORT-TERM INVESTMENT 87.20%

                PNC Bank Money Market Account                      6,984,507
                                                           -----------------
                TOTAL SHORT-TERM INVESTMENT
                (Cost $6,984,507)                                  6,984,507
                                                           -----------------

                TOTAL INVESTMENTS 101.01%
                (Cost $18,085,174)                                 8,090,993

                Liabilities in Excess of
                Other Assets (1.01%)                                 (81,279)
                                                           -----------------

NET ASSETS 100.00%                                         $       8,009,714
                                                           =================

NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2003, the value of the Fund's restricted securities was $1,106,486 or 13.81% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION    NUMBER OF SHARES           COST
----------------------------------------------------------------------------------------------------
Athersys, Inc., Series A                    October 00               253,300        $     3,166,250
Athersys, Inc., Series F                     March 00                 69,219                830,628
Authoria, Inc., Series C                      May 00                 206,968              1,616,420
DataCore Software Corp., Series C             May 00                 161,777              1,114,084
SandCraft, Inc., Series B                   October 99               195,000                481,650
SandCraft, Inc., Series C                  December 00               176,600                513,906
Turin Networks, Inc., Series C               July 00                 500,596              2,100,000
Turin Networks, Inc., Series D             December 01             1,726,661              1,277,729

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VAN WAGONER FUNDS SCHEDULE OF INVESTMENTS

VAN WAGONER MID-CAP GROWTH FUND DECEMBER 31, 2003

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------
PREFERRED STOCKS 9.65%
                COMPUTER SOFTWARE -
                ENTERPRISE 5.04%
     133,414    Authoria, Inc., Series C*++                $         236,143
                                                           -----------------

                COMPUTERS - MEMORY
                DEVICES 0.10%
     154,922    DataCore Software Corp.,
                  Series C*++                                          4,446
                                                           -----------------

                ELECTRONICS - SEMICONDUCTOR
                MANUFACTURING 0.00%
     193,200    SandCraft, Inc., Series C*++                              84
                                                           -----------------

                MEDICAL - BIOMEDICAL/
                GENETICS 4.23%
     106,900    Athersys, Inc., Series A*++                          198,406
                                                           -----------------

                TELECOMMUNICATION
                EQUIPMENT 0.28%
     214,542    Turin Networks, Inc., Series C*++                     13,173
                                                           -----------------

                TOTAL PREFERRED STOCKS
                (Cost $4,907,307)                                    452,252
                                                           -----------------

SHORT-TERM INVESTMENT 91.58%

                PNC Bank Money Market Account              $       4,290,418
                                                           -----------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $4,290,418)                                  4,290,418
                                                           -----------------

                TOTAL INVESTMENTS 101.23%
                (Cost $9,197,725)                                  4,742,670

                Liabilities in Excess of
                Other Assets (1.23%)                                 (57,499)
                                                           -----------------

NET ASSETS 100.00%                                         $       4,685,171
                                                           =================

NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2003, the value of the Fund's restricted securities was $452,252 or 9.65% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION    NUMBER OF SHARES         COST
---------------------------------------------------------------------------------------------------
Athersys, Inc., Series A                    October 00              106,900         $     1,336,250
Authoria, Inc., Series C                      May 00                133,414               1,041,963
DataCore Software Corp., Series C             May 00                154,922               1,066,878
SandCraft, Inc., Series C                  December 00              193,200                 562,212
Turin Networks, Inc., Series C               July 00                214,542                 900,004

SEE NOTES TO SCHEDULE OF INVESTMENTS.

VAN WAGONER TECHNOLOGY FUND DECEMBER 31, 2003

NUMBER
OF SHARES                                                              VALUE
----------------------------------------------------------------------------
PREFERRED STOCKS 12.06%

                COMPUTER SOFTWARE -
                ENTERPRISE 4.53%
     196,106    Authoria, Inc., Series C*++                $         347,108
                                                           -----------------

                COMPUTERS - MEMORY
                DEVICES 0.06%
     160,436    DataCore Software Corp.,
                  Series C*++                                          4,604
                                                           -----------------

                ELECTRONICS - SEMICONDUCTOR
                MANUFACTURING 0.00%
     195,000    SandCraft, Inc., Series B*++                              85
     119,100    SandCraft, Inc., Series C*++                              52
                                                           -----------------
                                                                         137
                                                           -----------------

                MEDICAL - BIOMEDICAL/
                GENETICS 6.80%
     216,900    Athersys, Inc., Series A*++                          402,566
      64,276    Athersys, Inc., Series F*++                          119,296
                                                           -----------------
                                                                     521,862
                                                           -----------------

                TELECOMMUNICATION
                EQUIPMENT 0.67%
     429,082    Turin Networks, Inc., Series C*++          $          26,346
     402,407    Turin Networks, Inc., Series D*++                     24,708
                                                           -----------------
                                                                      51,054
                                                           -----------------

                TOTAL PREFERRED STOCKS
                (Cost $9,045,016)                                    924,765
                                                           -----------------

SHORT-TERM INVESTMENT 88.76%

                PNC Bank Money Market Account                      6,808,053
                                                           -----------------

                TOTAL SHORT-TERM INVESTMENT
                (Cost $6,808,053)                                  6,808,053
                                                           -----------------

                TOTAL INVESTMENTS 100.82%
                (Cost $15,853,069)                                 7,732,818

                Liabilities in Excess of
                Other Assets (0.82%)                                (63,256)
                                                           -----------------

NET ASSETS 100.00%                                         $       7,669,562
                                                           =================

NOTES TO SCHEDULE OF INVESTMENTS

*  Non-income producing
++ The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors (see Note 2(a) to the Financial Statements). At December 31, 2003, the value of the Fund's restricted securities was $924,765 or 12.06% of net assets.

SECURITY DESCRIPTION                  DATE(S) OF ACQUISITION    NUMBER OF SHARES         COST
---------------------------------------------------------------------------------------------------
Athersys, Inc., Series A                    October 00              216,900         $     2,711,250
Athersys, Inc., Series F                     March 00                64,276                 771,312
Authoria, Inc., Series C                      May 00                196,106               1,531,588
DataCore Software Corp., Series C             May 00                160,436               1,104,854
SandCraft, Inc., Series B                   October 99              195,000                 481,650
SandCraft, Inc., Series C                  December 00              119,100                 346,581
Turin Networks, Inc., Series C               July 00                429,082               1,799,999
Turin Networks, Inc., Series D             December 01              402,407                 297,782

SEE NOTES TO SCHEDULE OF INVESTMENTS.

                       This page intentionally left blank.

VAN WAGONER FUNDS STATEMENTS OF ASSETS AND LIABILITIES (IN LIQUIDATION)

DECEMBER 31, 2003

                                                                      POST-              MID-CAP
                                                                     VENTURE             GROWTH             TECHNOLOGY
                                                                      FUND                FUND                 FUND
ASSETS:
Investments, at value: (Cost $18,085,174,
   $9,197,725 and $15,853,069)                                  $       8,090,993   $        4,742,670   $       7,732,818
Receivable from brokers                                                    26,353               11,079              42,728
Interest and dividends receivable                                           2,160                1,315               2,094
                                                                -----------------   ------------------   -----------------
Total Assets                                                            8,119,506            4,755,064           7,777,640
                                                                -----------------   ------------------   -----------------

LIABILITIES:
Payable for fund shares redeemed                                           42,671               21,337              39,031
Accrued distribution fees                                                       9                4,521               2,873
Accrued expenses and other liabilities                                     67,112               44,035              66,174
                                                                -----------------   ------------------   -----------------
Total Liabilities                                                         109,792               69,893             108,078
                                                                -----------------   ------------------   -----------------
NET ASSETS                                                      $       8,009,714   $        4,685,171   $       7,669,562
                                                                =================   ==================   =================

NET ASSETS CONSIST OF:
Capital stock                                                   $     550,211,120   $      218,817,146   $     425,350,808
Accumulated net realized loss on investments                         (532,207,225)        (209,676,920)       (409,560,995)
Net unrealized depreciation on investments                             (9,994,181)          (4,455,055)         (8,120,251)
                                                                -----------------   ------------------   -----------------
Net Assets                                                      $       8,009,714   $        4,685,171   $       7,669,562
                                                                =================   ==================   =================

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                                            100,000,000          100,000,000         100,000,000
Issued and outstanding                                                  2,704,365            1,438,581           1,512,834

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                                 $            2.96   $             3.26   $            5.07
                                                                =================   ==================   =================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003

                                                                      POST-              MID-CAP
                                                                     VENTURE             GROWTH             TECHNOLOGY
                                                                      FUND                FUND                 FUND
INVESTMENT INCOME:
Interest                                                        $          40,212   $           25,763   $          39,436
Dividends                                                                      --                   --               4,595
                                                                -----------------   ------------------   -----------------
Total Investment Income                                                    40,212               25,763              44,031
                                                                -----------------   ------------------   -----------------
EXPENSES:
Investment advisory fees                                                  155,197               58,964             132,561
Transfer agent fees and expenses                                          370,990              173,539             362,851
Professional fees                                                          40,979               22,052              43,494
Distribution fees                                                          46,909               26,183              46,813
Fund accounting and administration fees                                    90,000               90,000              90,000
Printing and postage expenses                                               4,326                2,425               4,337
State registration fees                                                    12,656               12,921              14,374
Custody fees                                                                8,934                7,528               8,515
Directors' fees and expenses                                                5,213                2,935               5,235
Insurance                                                                 101,150               54,259             100,632
Miscellaneous expenses                                                      6,388                4,174               6,595
                                                                -----------------   ------------------   -----------------
Total expenses before waiver/reimbursement of expenses                    842,742              454,980             815,407
Waiver and reimbursement of expenses                                     (209,844)             (95,040)           (174,193)
                                                                -----------------   ------------------   -----------------
Net Expenses                                                              632,898              359,940             641,214
                                                                -----------------   ------------------   -----------------
NET INVESTMENT LOSS                                                      (592,686)            (334,177)           (597,183)
                                                                -----------------   ------------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments                                      (42,788,258)          (8,989,301)        (32,809,755)
Net realized loss on short positions                                           --              (76,120)                 --
Net realized loss on options purchased                                   (990,881)                  --            (845,251)
Change in net unrealized appreciation on investments                   42,120,690            9,139,943          32,747,295
                                                                -----------------   ------------------   -----------------
                                                                       (1,658,449)              74,522            (907,711)
                                                                -----------------   ------------------   -----------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                       $      (2,251,135)  $         (259,655)  $      (1,504,894)
                                                                =================   ==================   =================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2003

                                                                      POST-              MID-CAP
                                                                     VENTURE              GROWTH            TECHNOLOGY
                                                                      FUND                 FUND                FUND
Cash flows from operating activities:
Net decrease in net assets resulting from operations            $      (2,251,135)  $         (259,655)  $      (1,504,894)
                                                                -----------------   ------------------   -----------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating
   activities:
   Change in net unrealized appreciation on investments               (42,120,690)          (9,139,943)        (32,747,295)
   Net realized loss from investments                                  43,779,139            9,065,421          33,655,006
   Purchase of investment securities                                  (23,469,907)         (15,469,546)        (21,685,978)
   Proceeds from sale of investment securities                         52,843,912           32,339,459          53,836,733
   Purchase of short-term investment securities, net                   (5,282,465)          (2,972,703)         (4,999,600)
   Decrease in receivable from brokers                                    482,183              189,100             450,849
   Increase in interest and dividends receivable                             (786)                (318)             (1,071)
   Decrease in receivable from Adviser                                     24,149                   --                  --
   Decrease in receivable for investments sold                            362,959              850,188             370,420
   Decrease in prepaid expenses and other assets                           29,974               19,769              28,976
   Decrease in payable for investments purchased                         (198,857)                  --            (199,437)
   Decrease in accrued expenses and other liabilities                     (50,312)             (29,242)            (52,600)
                                                                -----------------   ------------------   -----------------

   Net cash provided by operating activities                           24,148,164           14,592,530          27,151,109
                                                                -----------------   ------------------   -----------------
Cash flows from financing activities:
   Proceeds from shares sold                                           12,874,443            2,815,545           5,168,367
   Payment for shares redeemed                                        (37,022,607)         (17,408,075)        (32,319,476)
                                                                -----------------   ------------------   -----------------

   Net cash used in financing activities                              (24,148,164)         (14,592,530)        (27,151,109)
                                                                -----------------   ------------------   -----------------
Net change in cash                                                             --                   --                  --

Cash:
   Beginning balance                                                           --                   --                  --
                                                                -----------------   ------------------   -----------------
   Ending balance                                               $              --   $               --   $              --
                                                                =================   ==================   =================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   POST-VENTURE FUND
                                                                           YEAR ENDED             YEAR ENDED
                                                                          DECEMBER 31,           DECEMBER 31,
                                                                              2003                   2002
                                                                       (IN LIQUIDATION)
OPERATIONS:
Net investment loss                                                   $          (592,686)    $        (1,460,936)
Net realized loss on investments                                              (42,788,258)            (96,523,746)
Net realized gain (loss) on short positions                                            --               1,260,698
Net realized gain on options written                                                   --                  20,929
Net realized gain (loss) on options purchased                                    (990,881)              2,869,404
Change in net unrealized appreciation or depreciation on investments           42,120,690              (1,912,744)
                                                                      -------------------     -------------------
Net decrease in net assets resulting from operations                           (2,251,135)            (95,746,395)
                                                                      -------------------     -------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                                   12,860,011             160,734,653
Redemption of shares                                                          (36,742,025)           (197,290,663)
                                                                      -------------------     -------------------
Net decrease from share transactions                                          (23,882,014)            (36,556,010)
                                                                      -------------------     -------------------
TOTAL DECREASE IN NET ASSETS                                                  (26,133,149)           (132,302,405)

NET ASSETS:
Beginning of year                                                              34,142,863             166,445,268
                                                                      -------------------     -------------------
End of year                                                           $         8,009,714     $        34,142,863
                                                                      ===================     ===================
TRANSACTIONS IN SHARES:
Shares sold                                                                     3,699,675              33,531,367
Shares redeemed                                                               (11,405,691)            (39,703,509)
                                                                      -------------------     -------------------
Net decrease                                                                   (7,706,016)             (6,172,142)
                                                                      ===================     ===================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         MID-CAP GROWTH FUND                     TECHNOLOGY FUND
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                   DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                       2003               2002               2003              2002
                                                 (IN LIQUIDATION)                      (IN LIQUIDATION)
OPERATIONS:
Net investment loss                              $        (334,177) $        (555,995) $       (597,183) $     (1,294,934)
Net realized loss on investments                        (8,989,301)       (27,406,653)      (32,809,755)      (74,403,497)
Net realized gain (loss) on short positions                (76,120)           430,247                --         1,086,986
Net realized gain on options written                            --                 --                --            40,491
Net realized gain (loss) on options purchased                   --                 --          (845,251)        2,971,974
Change in net unrealized appreciation or
   depreciation on investments                           9,139,943          4,520,226        32,747,295        (8,422,545)
                                                 -----------------  -----------------  ----------------  ----------------
Net decrease in net assets resulting from
   operations                                             (259,655)       (23,012,175)       (1,504,894)      (80,021,525)
                                                 -----------------  -----------------  ----------------  ----------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                             2,797,076         39,521,076         5,147,523        52,261,713
Redemption of shares                                   (17,382,375)       (47,209,756)      (31,952,112)      (70,981,579)
                                                 -----------------  -----------------  ----------------  ----------------
Net decrease from share transactions                   (14,585,299)        (7,688,680)      (26,804,589)      (18,719,866)
                                                 -----------------  -----------------  ----------------  ----------------
TOTAL DECREASE IN NET ASSETS                           (14,844,954)       (30,700,855)      (28,309,483)      (98,741,391)
NET ASSETS:
Beginning of year                                       19,530,125         50,230,980        35,979,045       134,720,436
                                                 -----------------  -----------------  ----------------  ----------------
End of year                                      $       4,685,171  $      19,530,125  $      7,669,562  $     35,979,045
                                                 =================  =================  ================  ================

TRANSACTIONS IN SHARES:
Shares sold                                                787,928          8,706,627           888,554         6,252,492
Shares redeemed                                         (5,060,344)       (10,355,488)       (5,980,138)       (8,100,309)
                                                 -----------------  -----------------  ----------------  ----------------
Net decrease                                            (4,272,416)        (1,648,861)       (5,091,584)       (1,847,817)
                                                 =================  =================  ================  ================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Year

                                                                              POST-VENTURE FUND
                                                   YEAR            YEAR             YEAR          YEAR            YEAR
                                                  ENDED           ENDED            ENDED         ENDED           ENDED
                                                 DEC. 31,        DEC. 31,         DEC. 31,      DEC. 31,        DEC. 31,
                                                   2003            2002             2001          2000            1999
Net Asset Value, Beginning of Year             $       3.28    $     10.04     $      26.52    $    38.09     $     12.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.22)         (0.14)           (0.23)        (0.53)          (0.12)
Net realized and unrealized gains
  (losses) on investments                             (0.10)         (6.62)          (16.25)       (11.03)          28.33
                                               ------------    -----------     ------------    ----------     -----------
Total from investment operations                      (0.32)         (6.76)          (16.48)       (11.56)          28.21
                                               ------------    -----------     ------------    ----------     -----------

DISTRIBUTIONS:
Net realized gains                                       --             --               --         (0.01)          (2.20)
                                               ------------    -----------     ------------    ----------     -----------

Net Asset Value, End of Year                   $       2.96    $      3.28     $      10.04    $    26.52     $     38.09
                                               ============    ===========     ============    ==========     ===========

Total Return                                          (9.76)%       (67.33)%         (62.14)%      (30.31)%        237.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                 $      8,010    $    34,143     $    166,445    $  481,736     $   391,224
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                    3.37%          2.00%            1.95%         1.95%(1)        1.95%
  Before waivers and reimbursements                    4.49%          3.25%            2.53%         2.13%(1)        2.23%
Ratio of net investment loss to average
  net assets:
  Net of waivers and reimbursements                   (3.16)%        (1.97)%          (1.75)%       (1.53)%         (1.06)%
  Before waivers and reimbursements                   (4.28)%        (3.22)%          (2.33)%       (1.71)%         (1.34)%
Portfolio turnover rate                                 167%           242%             125%          206%            328%

(1) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 1.96% and 2.13% for the year ended December 31, 2000.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         MID-CAP GROWTH FUND
                                                   YEAR            YEAR             YEAR          YEAR            YEAR
                                                  ENDED           ENDED            ENDED         ENDED           ENDED
                                                 DEC. 31,        DEC. 31,         DEC. 31,      DEC. 31,        DEC. 31,
                                                   2003            2002             2001          2000            1999
Net Asset Value, Beginning of Year             $       3.42    $      6.82     $      20.28    $    27.06     $      12.43

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                                   (0.23)         (0.10)           (0.22)        (0.26)           (0.13)
Net realized and unrealized gains
  (losses) on investments                              0.07          (3.30)          (13.24)        (5.88)           15.71
                                               ------------    -----------     ------------    ----------     ------------
Total from investment operations                      (0.16)         (3.40)          (13.46)        (6.14)           15.58
                                               ------------    -----------     ------------    ----------     ------------

DISTRIBUTIONS:
Net realized gains                                       --             --               --         (0.64)           (0.95)
                                               ------------    -----------     ------------    ----------     ------------

Net Asset Value, End of Year                   $       3.26    $      3.42     $       6.82    $    20.28     $      27.06
                                               ============    ===========     ============    ==========     ============

Total Return                                          (4.68)%       (49.85)%         (66.37)%      (23.28)%         126.88%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (000s)                 $      4,685    $    19,530     $     50,231    $  208,180     $    141,916
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                    3.44%          2.00%(2)         1.95%         1.65%(2)         1.85%
  Before waivers and reimbursements                    4.34%          3.01%(2)         2.23%         1.65%(2)         1.85%
Ratio of net investment loss to average net
  assets:
  Net of waivers and reimbursements                   (3.19)%        (1.79)%          (1.75)%       (1.18)%          (0.88)%
  Before waivers and reimbursements                   (4.09)%        (2.80)%          (2.03)%       (1.18)%          (0.88)%
Portfolio turnover rate                                 253%           502%             168%          238%             589%

                                                                        TECHNOLOGY FUND
                                                   YEAR            YEAR             YEAR          YEAR            YEAR
                                                  ENDED           ENDED            ENDED         ENDED           ENDED
                                                 DEC. 31,        DEC. 31,         DEC. 31,      DEC. 31,        DEC. 31,
                                                   2003            2002             2001          2000            1999
Net Asset Value, Beginning of Year             $       5.45    $     15.94     $      41.87    $    58.29     $      18.51

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                                   (0.40)         (0.20)           (0.39)        (0.89)           (0.16)
Net realized and unrealized gains
  (losses) on investments                              0.02         (10.29)          (25.54)       (15.50)           41.29
                                               ------------    -----------     ------------    ----------     ------------
Total from investment operations                      (0.38)        (10.49)          (25.93)       (16.39)           41.13
                                               ------------    -----------     ------------    ----------     ------------
DISTRIBUTIONS:
Net realized gains                                       --             --               --         (0.03)           (1.35)
                                               ------------    -----------     ------------    ----------     ------------

Net Asset Value, End of Year                   $       5.07    $      5.45     $      15.94    $    41.87     $      58.29
                                               ============    ===========     ============    ==========     ============

Total Return                                          (6.97)%       (65.81)%         (61.93)%      (28.13)%         223.76%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (000s)                 $      7,670    $    35,979     $    134,720    $  413,793     $    401,444
Ratio of expenses to average net assets:
  Net of waivers and reimbursements                    3.42%          2.00%            1.95%         1.88%(3)         1.95%
  Before waivers and reimbursements                    4.35%          3.05%            2.35%         1.88%(3)         2.03%
Ratio of net investment loss to average net
  assets:
  Net of waivers and reimbursements                   (3.19)%        (1.96)%          (1.78)%       (1.56)%          (1.05)%
  Before waivers and reimbursements                   (4.12)%        (3.01)%          (2.18)%       (1.56)%          (1.13)%
Portfolio turnover rate                                 147%           260%             128%          211%             275%

(2) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.01% and 3.02%; and 1.66% and 1.66% for the years ended December 31, 2002 and December 31, 2000, respectively.

(3) Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 1.88% and 1.88% for the year ended December 31, 2000.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

VAN WAGONER FUNDS NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund (collectively the "Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

    The Board of Directors of Van Wagoner Funds, Inc. approved a plan to liquidate each of the Funds effective March 1, 2003. Accordingly each of the Funds has been liquidating its investments in an orderly fashion and investing the proceeds in high quality short-term money market instruments. The Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest but do not appreciate in value.

    The Funds also changed their basis of accounting to a liquidation basis as of March 1, 2003. The effect of liquidation accounting had no material affect on the financial statements of the Funds as assets and liabilities were already stated at fair value.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared on the liquidation basis of accounting in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

    (a) INVESTMENT VALUATION - Securities (including securities sold short) which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") are valued at the NASDAQ official closing price. Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Securities sold short for which there were no transactions are valued at the closing ask prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Company's Board of Directors. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under the supervision of the

        Company's Board of Directors. Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Adviser, evidence of a change in value is readily ascertainable. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.

    (b) PRIVATE EQUITY INVESTMENT AND FUND LIQUIDITY - The Funds contain private equity securities. Management of the Funds intends to liquidate its holdings of these private equities through the sale of these securities when such sales are deemed in the best interests of the shareholders. Because of the illiquid nature of the Funds' private equity securities, management may not be able to sell private equities at the prices at which they have valued them for purposes of determining the Funds' net asset values.

    (c) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held by the Fund's custodian.

    (d) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

    (e) OPTION CONTRACTS - The Funds purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. When option contracts expire or were closed, realized gains or losses were recognized without regard to any unrealized gains or losses on the underlying securities.

    (f) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with Federal income tax regulations, which may differ from GAAP.

        Accordingly, at December 31, 2003, reclassifications were recorded to decrease capital stock by $592,686, $334,177 and $597,183 as a result of net investment losses by the Post-Venture, Mid-Cap Growth and Technology Funds, respectively.

    (g) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  FEDERAL INCOME TAXES

    Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

    For Federal income tax purposes, the Funds had capital loss carryovers at December 31, 2003 as shown below. It is unlikely the Funds will realize the benefits of these capital loss carryforwards before they expire. Fund liquidation may result in a loss of this benefit.

DATE OF                             MID-CAP
EXPIRATION      POST-VENTURE        GROWTH          TECHNOLOGY
------------------------------------------------------------------
2008         $    102,956,968   $    24,471,573   $     48,047,032

2009              208,568,549       119,593,821        188,389,347

2010              167,738,630        56,452,576        132,184,745

2011               49,142,144         7,417,678         37,716,740
             ----------------   ---------------   ----------------
             $    528,406,291   $   207,935,648   $    406,337,864
             ================   ===============   ================

    As of December 31, 2003, the Post-Venture, Mid-Cap Growth and Technology Funds had $3,800,934, $1,741,272 and $3,223,131, respectively, of post-October 2003 capital losses which are deferred until 2004 for Federal tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

    The cost of securities on a Federal tax basis at December 31, 2003, for the Post-Venture, Mid-Cap Growth and Technology was $18,085,174, $9,197,725 and $15,853,069, respectively.

    At December 31, 2003, gross unrealized depreciation on investments for Federal income tax purposes were as follows:

                                                        NET UNREALIZED
                          UNREALIZED     UNREALIZED      DEPRECIATION
FUND                     APPRECIATION   DEPRECIATION    ON INVESTMENTS
----------------------------------------------------------------------
POST-VENTURE             $        --   $   (9,994,181)  $   (9,994,181)

MID-CAP GROWTH                    --       (4,455,055)      (4,455,055)

TECHNOLOGY                        --       (8,120,251)      (8,120,251)

    As of December 31, 2003 the components of accumulated deficit on a tax basis were as follows:

                         NET UNREALIZED     ACCUMULATED          TOTAL
                          DEPRECIATION      CAPITAL AND       ACCUMULATED
FUND                     ON INVESTMENTS    OTHER LOSSES        DEFICIT
---------------------------------------------------------------------------
POST-VENTURE             $   (9,994,181)  $  (532,207,225)  $  (542,201,406)

MID-CAP GROWTH               (4,455,055)     (209,676,920)     (214,131,975)

TECHNOLOGY                   (8,120,251)     (409,560,995)     (417,681,246)

4.  INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS

    Each of the Liquidating Funds had an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Funds for the period from January 1, 2003 to April 30, 2003. Under the terms of each agreement, the Adviser was compensated at the following percentages of average daily net assets for the following Funds: 1.50% for the Post-Venture Fund, 1.00% for the Mid-Cap Growth Fund and 1.25% for the Technology Fund. Prior to May 1, 2003, the Adviser had contractually agreed to reduce fees for expenses (exclusive of interest, dividends or short sales, taxes, brokerage and extraordinary expenses) that exceeded 2.00% of each Fund's average daily net assets for the Post-Venture, Mid-Cap Growth and Technology Funds. Expenses of $180,441, $61,564 and $145,048 were waived in the Post-Venture, Mid-Cap Growth and Technology Funds, respectively, for the period January 1, 2003 through April 30, 2003. Effective May 1, 2003, the Adviser terminated its investment advisory agreements with the Funds and terminated the agreement to limit the total expenses (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses) to the annual rate of 2.00% of each Fund's average net assets. Since that date, the officers and Board of Directors of Van Wagoner Funds, Inc. have overseen the continued orderly liquidation of these Funds without compensation and the expense ratios have no longer been limited to 2.00% of each Funds' average daily net assets.

    PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. From time to time, PFPC may waive all or a portion of its fees. PFPC waived expenses of $29,403, $33,476 and $29,145 in the Post-Venture, Mid-Cap Growth and Technology Funds, respectively, for the year ended December 31, 2003.

    Certain directors and officers of the Funds are also officers of the Adviser. The Funds do not compensate directors or officers who are officers of the Adviser. Certain officers and employees of the Adviser have interest in related partnerships that have investments in private placement securities which are also held by the Funds.

5.  SERVICE AND DISTRIBUTION PLAN

    The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

6.  INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2003, were as follows:

    FUND                       PURCHASES          SALES
    -------------------------------------------------------
    POST-VENTURE             $  16,775,531    $  47,317,194

    MID-CAP GROWTH              12,957,685       30,048,363

    TECHNOLOGY                  15,145,844       48,387,525

7.  SHORT POSITIONS

    When a Fund sold a security short, an amount equal to the sales proceeds was included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability was subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may have caused the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund was liable for any dividends paid on securities sold short. Dividends on short sales, if any, were included as a component of miscellaneous expense on the Statements of Operations. The Fund maintained assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets were adjusted daily to reflect changes in the value of the securities sold short.

8.  LEGAL ACTIONS AND REGULATORY MATTERS

    In 2001, the Company, the Adviser and others (including past and two present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities law by failing to value, in good faith, private equity holdings at fair value. The lawsuits were subsequently consolidated into a single action, and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants, including the Company, filed a motion to dismiss the consolidated amended complaint, and lead plaintiffs subsequently filed an opposition to the motion. The Court has not yet ruled on Defendants' motion to dismiss. The Company believes this litigation is without merit and intends to defend the actions vigorously. The Company believes that the outcome of the legal actions will not have a material adverse effect on the result of operations or the net asset values of the Funds.

    The staff of the San Francisco, California office of the Securities and Exchange Commission ("Staff") is conducting a private investigation of the Company and the Adviser to determine whether either or both have violated the federal securities laws. Among the matters being investigated is whether either or both violated the federal securities laws by failing to value private holdings at their fair value. In September 2002, the Staff notified the Adviser that the Staff had tentatively determined to recommend to the Securities and Exchange Commission ("Commission") that certain civil and/or administrative proceedings be initiated against the Adviser. An employee of the Adviser, a former director of the Company, and two current directors have also received such notifications from the Staff of its recommendation to the Commission. The Adviser has notified the Company that the Staff has not yet submitted such a recommendation to the Commission and the Adviser has communicated to the Staff that it disagrees with its proposed recommendation. The Adviser informed the Company that it believes that the outcome of the investigation will not have a material adverse effect on the ability of the Adviser to perform its investment advisory agreements with the Funds. The Company believes that the outcome of the investigation will not have a material adverse effect on the results of operations or the net asset values of the Funds. Since the investigation is still in progress, there can be no assurance of its outcome.

    The costs of defending the Company, the Adviser and certain individuals related to the purported class actions and regulatory matters are significant. Substantially all such costs to date have been borne by the Adviser or have been covered by available insurance. Should costs be incurred directly by the Funds, they will be expensed as incurred.

VAN WAGONER FUNDS REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.:

We have audited the accompanying statements of assets and liabilities (in liquidation) of the Van Wagoner Post-Venture Fund, Van Wagoner Mid-Cap Growth Fund, and Van Wagoner Technology Fund (the Funds), including the schedules of investments, as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Wagoner Post-Venture Fund, Van Wagoner Mid-Cap Growth Fund, and Van Wagoner Technology Fund at December 31, 2003, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                              /s/ Ernst & Young LLP

Chicago, Illinois
February 13, 2004

VAN WAGONER FUNDS DIRECTORS & OFFICERS

                                                                                                NUMBER OF
                                                                          PRINCIPAL           PORTFOLIOS IN         OTHER
                             POSITION(S)        TERM OF OFFICE           OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
                              HELD WITH          AND LENGTH OF              DURING             OVERSEEN BY         HELD BY
NAME, ADDRESS, AND AGE          FUND              TIME SERVED            PAST 5 YEARS            DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Larry P. Arnold                Director        Indefinite, until       Private Investor;           6                None
435 Pacific Street                                 successor         Retired Founder and
Suite 400                                           elected            Managing General
San Francisco, CA 94133                                               Partner of Wessels
Age: 60                                            Served as          Arnold & Henderson
                                                 Director since         (a securities
                                                 December 1995          broker/dealer)

Kurt B. Grutzmacher            Director        Indefinite, until     Portfolio Manager for         6                None
435 Pacific Street                                 successor              Westcliff
Suite 400                                           elected          Capital Management,
San Francisco, CA 94133                                                   LLC since
Age: 45                                            Served as           September 1998;
                                                 Director since      Institutional Equity
                                                 February 2002         Sales Trader for
                                                                     Prudential Securities,
                                                                      Inc. prior thereto

INTERESTED DIRECTOR*:

Garrett R. Van Wagoner        President,       Indefinite, until     President, Treasurer,         6                None
435 Pacific Street            Treasurer,           successor         Secretary, Director
Suite 400                     Secretary             elected          and sole shareholder
San Francisco, CA 94133      and Director                               of Van Wagoner
Age: 48                                            Served as          Capital Management
                                                   President,           ("VWCM"), the
                                                   Treasurer,        Funds' adviser since
                                                 Secretary and           October 1995
                                                 Director since
                                                 December 1995

OFFICER:

Peter R. Kris               Vice President     Indefinite, until      Vice President of            Not              None
435 Pacific Street                                 successor              VWCM since           applicable
Suite 400                                           elected             February 1996
San Francisco, CA 94133
Age: 38                                          Served as Vice
                                                President since
                                                 February 1996

* THE INTERESTED DIRECTOR SERVES AS DIRECTOR AND OFFICER OF VWCM.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-228-2121.

                       This page intentionally left blank.

                       This page intentionally left blank.

[VANWAGONER FUNDS LOGO]

Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682

Express mail or overnight deliveries
should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

  vanwagoner.com

1-800-228-2121


ADDRESS SERVICE REQUESTED


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                                                                   VW408C   0204

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert"; as such term is defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $172,335 for 2003 and $276,713 for 2002.

   (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for both 2003 and 2002.

   (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $17,500 for 2003 and $5,064 for 2002.

   (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for both 2003 and 2002.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

          The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Accountant, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

          Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

          Additionally, the Committee shall pre-approve the Accountant's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

   (e)(2) The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are 100% for 2003 and was not applicable in 2002.

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent. In 2003 it was 0% and was not applicable in 2002.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for both 2003 and 2002.

   (h) This was not applicable in 2002 and there were no such items in 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        Van Wagoner Funds, Inc.
            -------------------------------------------------------------------

By (Signature and Title)*   /s/ Garrett R. Van Wagoner
                         ------------------------------------------------------
                            Garrett R. Van Wagoner, Chief Executive Officer &
                            Chief Financial Officer
                            (principal executive officer)

Date                       MARCH 3, 2004
    ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Garrett R. Van Wagoner
                         ------------------------------------------------------
                            Garrett R. Van Wagoner, Chief Executive Officer &
                            Chief Financial Officer
                            (principal executive officer & principal financial
                              officer)

Date                  MARCH 3, 2004
    ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.